UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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FOOTHILLS RESOURCES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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FOOTHILLS RESOURCES, INC.
4540 CALIFORNIA AVENUE, SUITE 550
BAKERSFIELD, CALIFORNIA 93309

June 18, 2008

Dear Stockholder:

Our 2008 Annual Meeting of Stockholders will be held on Wednesday, July 23, 2008 at the Four Points by Sheraton Hotel, 5101 California Avenue, Bakersfield, California. Details regarding the annual meeting and the business to be conducted are more fully described in the accompanying Notice of 2008 Annual Meeting of Stockholders and Proxy Statement.

Sincerely,

/s/  Dennis B. Tower
Dennis B. Tower
Chairman of the Board and Chief Executive Officer

YOUR VOTE IS IMPORTANT.

Whether or not you plan to attend the meeting, I urge you to vote your shares as soon as possible. Instructions on the proxy card will tell you how to cast your vote. The accompanying proxy statement provides you with detailed information about Foothill Resources, Inc. and the matters to be voted on at the annual meeting. Please read it carefully.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
ITEM 1: APPROVAL OF AMENDED AND RESTATED ARTICLES OF INCORPORATION
ITEM 1(a): APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO CONFORM THE PROVISIONS REGARDING THE ISSUANCE OF PREFERRED STOCK TO TITLE 7 OF THE NEVADA REVISED STATUTES
ITEM 1(b): APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO REMOVE THE LIMITATION ON THE MAXIMUM NUMBER OF MEMBERS OF THE COMPANY’S BOARD OF DIRECTORS
ITEM 1(c): APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO CONFORM THE PROVISIONS REGARDING DIRECTORS’ AND OFFICERS’ LIABILITY TO TITLE 7 OF THE NEVADA REVISED STATUTES
ITEM 1(d): APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO CONFORM THE PROVISIONS REGARDING INDEMNIFICATION TO TITLE 7 OF THE NEVADA REVISED STATUTES
ITEM 2: APPROVAL OF AMENDED AND RESTATED BYLAWS
ITEM 2(a): APPROVAL OF AMENDMENT TO BYLAWS TO CLARIFY THE PROCEDURES GOVERNING THE TRANSACTION OF BUSINESS AT A MEETING OF STOCKHOLDERS
ITEM 2(b): APPROVAL OF AMENDMENT TO BYLAWS TO CLARIFY THE PROCEDURES GOVERNING THE NOMINATION OF DIRECTORS
ITEM 2(c): APPROVAL OF AMENDMENT TO BYLAWS TO SET THE SIZE OF THE BOARD OF DIRECTORS AT SEVEN MEMBERS
ITEM 2(d): APPROVAL OF AMENDMENT TO BYLAWS TO ALLOW THE BOARD OF DIRECTORS TO FIX THE NUMBER OF DIRECTORS
ITEM 2(e): APPROVAL OF AMENDMENT TO BYLAWS TO CONFORM THE PROVISIONS REGARDING THE REMOVAL OF DIRECTORS TO TITLE 7 OF THE NEVADA REVISED STATUTES
ITEM 2(f): APPROVAL OF AMENDMENT TO BYLAWS TO PROVIDE CLEAR GUIDANCE AND PROCEDURES FOR THE ISSUANCE OF CAPITAL STOCK
ITEM 2(g): APPROVAL OF AMENDMENT TO BYLAWS TO CONFORM THE PROVISIONS REGARDING INDEMNIFICATION TO TITLE 7 OF THE NEVADA REVISED STATUTES
ITEM 2(h): APPROVAL OF AMENDMENT TO BYLAWS TO PROVIDE THAT THE BYLAWS MAY BE AMENDED EITHER BY THE VOTE OF THE BOARD OF DIRECTORS OR THE AFFIRMATIVE VOTE OF AT LEAST 66% OF THE OUTSTANDING CAPITAL STOCK OF THE COMPANY
ITEM 2(i): APPROVAL OF AMENDMENT TO BYLAWS TO REMOVE RESTRICTIONS ON COMPANY SUBSIDIARIES THAT HOLD COMPANY STOCK
ITEM 3: ELECTION OF DIRECTORS
MANAGEMENT
FURTHER INFORMATION CONCERNING THE BOARD
EXECUTIVE COMPENSATION
PRINCIPAL STOCKHOLDERS
ITEM 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
CODE OF ETHICS
STOCKHOLDER PROPOSALS
REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM
DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS
SOLICITATION OF PROXIES

FOOTHILLS RESOURCES, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME	9:00 a.m. Pacific Daylight Time on Wednesday, July 23, 2008

PLACE	Four Points by Sheraton Hotel 5101 California Avenue Bakersfield, California

ITEMS OF BUSINESS
(1) To approve the amended and restated articles of incorporation of the Company to: (a) conform the provisions regarding the issuance of preferred stock with Title 7 of the Nevada Revised Statutes; (b) remove the limitation on the maximum number of members of the Company’s board of directors; (c) conform the provisions regarding directors’ and officers’ liability to Title 7 of the Nevada Revised Statutes; and (d) conform the provisions regarding indemnification to Title 7 of the Nevada Revised Statutes.

(2) To approve the amended and restated bylaws of the Company to: (a) clarify the procedures governing the transaction of business at a meeting of stockholders; (b) clarify the procedures governing the nomination of directors; (c) set the size of the Company’s board of directors at seven members; (d) allow the Company’s board of directors to fix the number of directors; (e) conform the provisions regarding the removal of directors to Title 7 of the Nevada Revised Statutes; (f) provide clear guidance and procedures for the issuance of capital stock; (g) conform the provisions regarding indemnification to Title 7 of the Nevada Revised Statutes; (h) provide that the bylaws may be amended either by the vote of the Company’s board of directors or the affirmative vote of at least 66 2/3% of the outstanding capital stock of the Company; and (i) remove restrictions on Company subsidiaries that hold Company stock.

(3) To elect seven members of the Company’s board of directors.

(4) To ratify the appointment of Brown Armstrong Paulden McCown Starbuck Thornburgh & Keeter Accountancy Corporation as the Company’s registered independent public accounting firm for the fiscal year ending December 31, 2008.

(5) To transact any other business as may properly come before the Annual Meeting and any adjournment or postponement.

RECORD DATE	You can vote if, at the close of business on June 11, 2008, you were a stockholder of the Company.

PROXY VOTING	All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to vote promptly by signing and returning the enclosed proxy card. Alternatively, you may elect to vote by Internet or by phone by following the instructions set forth in the enclosed proxy.

/s/  W. Kirk Bosché
W. Kirk Bosché
Chief Financial Officer, Treasurer and Secretary

June 18, 2008

FOOTHILLS RESOURCES, INC.
4540 California Avenue, Suite 550
Bakersfield, California 93309

PROXY STATEMENT

These proxy materials are delivered in connection with the solicitation by the Board of Directors (referred to as the “Board”) of Foothills Resources, Inc., a Nevada corporation (referred to as “the Company,” “we” or “us”), of proxies to be voted at our 2008 Annual Meeting of Stockholders and at any adjournments or postponements.

You are invited to attend our Annual Meeting of Stockholders on Wednesday, July 23, 2008, beginning at 9:00 a.m. Pacific Daylight Time. The meeting will be held at the Four Points by Sheraton Hotel, 5101 California Avenue, Bakersfield, California.

This Proxy Statement and form of proxy are being mailed to stockholders commencing on or about Wednesday, June 18, 2008. Our 2007 Annual Report, which is not part of the proxy solicitation materials, is enclosed.

Stockholders Entitled to Vote.  Holders of our common stock at the close of business on Wednesday, June 11, 2008, are entitled to receive this notice and to vote their shares at the Annual Meeting. Common stock is the only outstanding class of securities entitled to vote at the Annual Meeting. As of May 31, 2008, there were 60,557,637 shares of our common stock outstanding. A list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and at our principal executive offices, between the hours of 9:00 a.m. and 5:00 p.m., for 10 days prior to the Annual Meeting.

Proxies.  Your vote is important. If your shares are registered in your name, you are a stockholder of record. If your shares are in the name of your broker or bank, your shares are held in street name. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting even if you cannot attend. In addition to voting in person at the Annual Meeting, stockholders of record may vote by proxy by calling a toll-free phone number, by using the Internet or by mailing their signed proxy cards. The telephone and Internet voting procedures are designed to authenticate stockholders’ identify, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly. Specific instructions for stockholders of record who wish to use the telephone or Internet voting procedures are set forth on the enclosed proxy card. Voting by proxy will not limit your right to vote at the Annual Meeting if you later decide to attend in person. All street name stockholders also can vote by proxy via the Internet. If your shares are held in street name, you must obtain a proxy, executed in your favor, from the holder of record in order to be able to vote at the meeting. If you are a stockholder of record, you may revoke your proxy at any time before the meeting either by filing with our Secretary, at our principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote your shares in person. All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by the Board.

Internet Voting.  A number of brokerage firms and banks offer Internet voting options. The Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly. Stockholders should check their proxy card or voting instructions forwarded by their broker, bank or other holder of record to see how they may vote via the Internet. Stockholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from telephone companies and Internet access providers that must be borne by the stockholder.

Quorum.  The presence, in person or by proxy, of a majority of the votes entitled to be cast by the stockholders entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker non-votes will be included in the number of shares present at the Annual Meeting for determining the presence of a quorum. Broker non-votes occur when a broker holding customer securities in street name has not received voting instructions from the customer on certain non-routine matters and, therefore, is barred by the rules of the applicable securities exchange from exercising discretionary authority to vote those securities.

Voting.  Each share of our common stock is entitled to one vote on each matter properly brought before the meeting. Abstentions will be counted toward the tabulation of votes cast on proposals submitted to stockholders and will have the same effect as negative votes, while broker non-votes will not be counted as votes cast for or against such matters.

Other Matters.  At the date this Proxy Statement went to press, we do not know of any other matter to be raised at the Annual Meeting.

ITEM 1:	APPROVAL OF AMENDED AND RESTATED ARTICLES OF INCORPORATION

Item 1 is the approval of the Company’s Amended and Restated Articles of Incorporation.

The Board has approved, and is recommending to the stockholders for approval at the annual meeting, to amend and restate the Company’s Articles of Incorporation to: (a) conform provisions regarding the issuance of preferred stock with Title 7 of the Nevada Revised Statutes; (b) remove the limitation on the maximum number of members of the Company’s board of directors; (c) conform provisions regarding directors’ and officers’ liability to Title 7 of the Nevada Revised Statutes; and (d) conform provisions regarding indemnification to Title 7 of the Nevada Revised Statutes. The Board has determined that amending and restating the Company’s Articles of Incorporation is advisable and in the best interests of the stockholders and should be considered at the annual meeting of stockholders referenced in this proxy statement. It is anticipated that the overall effect of these changes will be to make the administration of the Company more efficient and provide more flexibility for the operations of the Company within the limits of applicable law. Adoption of the Amended and Restated Articles of Incorporation will not alter in any way the directors’ existing fiduciary obligations.

The material amendments to the Company’s Articles of Incorporation are detailed below. Each material amendment will be voted on separately. The discussion below is qualified in its entirety by reference to the full text of the proposed Amended and Restated Articles of Incorporation, a copy of which is attached hereto as Exhibit A, and which has been marked to show all changes that would be made to the Company’s Articles of Incorporation if each of Items 1(a) — 1(d) is approved. The Board encourages each stockholder to review Exhibit A in its entirety.

The Board Unanimously Recommends a Vote “FOR” the Approval of the Amended and Restated Articles of Incorporation.

ITEM 1(a):	APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO CONFORM THE PROVISIONS REGARDING THE ISSUANCE OF PREFERRED STOCK TO TITLE 7 OF THE NEVADA REVISED STATUTES

Article IV, Section 4.01 of the Company’s Articles of Incorporation addresses the issuance of preferred and common stock. The Board desires to amend Section 4.01 to conform the provision to Title 7 of the Nevada Revised Statutes. Section 78.195 of the Nevada Revised Statutes requires that the Company fix the voting powers, designations, preferences, limitations, restrictions and relative, participating, optional and other special rights to the shares of preferred stock prior to issuance. This amendment incorporates these requirements into the Articles of Incorporation by requiring that a certificate designating the voting powers, preferences, limitations, and other rights of any class of preferred stock be filed as required by the Nevada Revised Statutes before issuance. See Exhibit A, at Section 4.01.

The Board Unanimously Recommends a Vote “FOR” the Approval of the Amendment to the Articles of Incorporation to Conform the Provisions Regarding the Issuance of Preferred Stock to Title 7 of the Nevada Revised Statutes.

ITEM 1(b):	APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO REMOVE THE LIMITATION ON THE MAXIMUM NUMBER OF MEMBERS OF THE COMPANY’S BOARD OF DIRECTORS

Article V, Section 5.02 of the Company’s Articles of Incorporation currently limits the size of the Board to seven members and requires an amendment to the Bylaws for any increase or decrease in the size of the Board. The Board proposes to amend the Articles of Incorporation to remove these limitations. See Exhibit A, at Article V.

The proposed amendment provides the Company with increased flexibility in connection with its operations. This amendment may have the effect of delaying, deferring or discouraging a person or entity from acquiring control of the Company. If the stockholders approve this amendment, the Board will have the ability to increase the size of the Board without stockholder approval. The Board could use such a tactic to limit the effectiveness of an insurgent slate of directors.

The Board Unanimously Recommends a Vote “FOR” the Approval of the Amendment to the Articles of Incorporation to Remove the Limitation on the Maximum Number of Members of the Company’s Board of Directors.

ITEM 1(c):	APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO CONFORM THE PROVISIONS REGARDING DIRECTORS’ AND OFFICERS’ LIABILITY TO TITLE 7 OF THE NEVADA REVISED STATUTES

The Board proposes to revise Article VII of the Company’s Articles of Incorporation, which addresses the limitation of directors’ and officers’ liability in connection with the performance of their duties to the Company. This amendment clarifies that the Company will only limit directors’ and officers’ liability to the extent permitted by the Nevada Revised Statutes. See Exhibit A, at Article VII. This amendment also provides that any revisions to the Nevada Revised Statutes that further limit the liability of a director or officer shall result in the application of such further limitations of liability to the directors or officers of the Company.

The reason for this amendment is to ensure that the limitations on directors’ and officers’ liability to the Company in the Articles of Incorporation comply with the Nevada Revised Statutes. This amendment has no anti-takeover implications.

The Board Unanimously Recommends a Vote “FOR” the Approval of the Amendment to the Articles of Incorporation to Conform the Provisions Regarding Directors’ and Officers’ Liability to Title 7 of the Nevada Revised Statutes.

ITEM 1(d):	APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO CONFORM THE PROVISIONS REGARDING INDEMNIFICATION TO TITLE 7 OF THE NEVADA REVISED STATUTES

The Board proposes to revise Article VIII of the Company’s Articles of Incorporation, which addresses the Company’s indemnification of current and former officers and directors who are sued in connection with actions taken while serving the Company in these roles. This amendment modernizes the indemnification provision to align it with the provisions of the Nevada Revised Statutes. See Exhibit A, at Article VIII. This amendment will allow the Company to indemnify officers or directors involved in any threatened action as is provided for under Section 78.7502 of the Nevada Revised Statutes whereas the current Articles of Incorporation only allow the Company to indemnify officers or directors in any pending or completed action. Additionally, this amendment incorporates indemnification for service in connection with employee benefit plans, a concept which was not included in the current Articles of Incorporation. This amendment also provides that any future amendments to the indemnification provision will only impact directors and officers prospectively and not adversely impact the rights of directors and officers existing immediately prior to such an amendment.

The reason for this amendment is to allow the Company to indemnify its directors and officers to the fullest extent permitted by the Nevada Revised Statutes to enable the Company to employ and retain the highest quality officers and directors. This amendment has no anti-takeover implications.

The Board Unanimously Recommends a Vote “FOR” the Approval of the Amendment to the Articles of Incorporation to Conform the Provisions Regarding Indemnification to Title 7 of the Nevada Revised Statutes.

ITEM 2:	APPROVAL OF AMENDED AND RESTATED BYLAWS

Item 2 is the approval of the Company’s Amended and Restated Bylaws.

The Board has approved, and is recommending to the stockholders for approval at the annual meeting, to amend and restate the Company’s Bylaws to: (a) clarify the procedures governing the transaction of business at a meeting of stockholders; (b) clarify the procedures governing the nomination of directors; (c) set the size of the Company’s Board at seven members; (d) allow the Company’s Board to fix the number of directors; (e) conform the provisions regarding the removal of directors to Title 7 of the Nevada Revised Statutes; (f) provide clear guidance and procedures for the issuance of capital stock; (g) conform the provisions regarding indemnification to Title 7 of the Nevada Revised Statutes; (h) provide that the bylaws may be amended either by the vote of the Board or the affirmative vote of at least 66 2/3% of the outstanding capital stock of the Company; and (i) remove restrictions on Company subsidiaries that hold Company stock. The Board has determined that amending and restating the Bylaws is advisable and in the best interests of the stockholders and should be considered at the annual meeting of stockholders referenced in this proxy statement. It is anticipated that the overall effect of these changes will be to make the administration of the Company more efficient and provide more flexibility for the operations of the Company within the limits of applicable law. Adoption of the Amended and Restated Bylaws will not alter in any way the directors’ existing fiduciary obligations.

The material amendments to the Company’s Bylaws are detailed below. Each material amendment will be voted on separately. The Amended and Restated Bylaws also include administrative and stylistic changes which have not been detailed herein. The discussion below is qualified in its entirety by reference to the full text of the proposed Amended and Restated Bylaws, which is attached hereto as Exhibit B. The Bylaws have been revised to such an extent that it is not possible to provide a marked version to include with this proxy statement that shows in a meaningful manner the changes made. The Board encourages stockholders to review Exhibit B in its entirety.

The Board Unanimously Recommends a Vote “FOR” the Approval of the Amended and Restated Bylaws.

ITEM 2(a):	APPROVAL OF AMENDMENT TO BYLAWS TO CLARIFY THE PROCEDURES GOVERNING THE TRANSACTION OF BUSINESS AT A MEETING OF STOCKHOLDERS

The Board proposes to adopt a provision to govern what items of business may be transacted at a meeting of stockholders and provide for notice of such business to the Company and its stockholders. See Exhibit B, at Section 2.7. No such provision currently exists in the Company’s Bylaws. This amendment specifies what business may be transacted at an annual or special meeting of stockholders. Such business may only be specified in the Company’s notice of meeting, properly brought before the annual or special meeting by the Board or properly brought before the annual or special meeting by the stockholders. For a stockholder to bring business before the annual or special meeting, such business must be appropriate for stockholder action, the stockholder must give timely notice and the notice must be in the proper written form. See Exhibit B, at Section 2.7(a)(i). This amendment provides that the notice requirements will be met by a stockholder who adheres to the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended. See Exhibit B, at Section 2.7(a)(iii).

The reason for this amendment is to make the administration of the Company’s annual and special meetings of stockholders more efficient and orderly. This amendment may have the effect of delaying, deferring or discouraging a person or entity from acquiring control of the Company. The provision requires that stockholders provide notice to the Company at least ninety but no more than one hundred twenty days before the anniversary date of the immediately preceding annual meeting of stockholders. See Exhibit B, at Section 2.7(a)(i). If the stockholders approve this amendment, the Board will have the ability to limit proposals presented at stockholder meetings. The result of this limitation is that certain proposals may be delayed before being presented at a meeting of stockholders.

The Board Unanimously Recommends a Vote “FOR” the Approval of the Amendment to the Bylaws to Clarify the Procedures Governing the Transaction of Business at a Meeting of Stockholders.

ITEM 2(b):	APPROVAL OF AMENDMENT TO BYLAWS TO CLARIFY THE PROCEDURES GOVERNING THE NOMINATION OF DIRECTORS

The Board proposes to amend the Company’s Bylaws to establish procedures by which directors may be nominated by stockholders. See Exhibit B, at Section 3.4. No such provision currently exists in the Company’s Bylaws. This amendment provides that a stockholder who desires to nominate a director must do so in writing at least ninety days but not more than one hundred twenty days before the anniversary date of the immediately preceding annual meeting of stockholders. In the case of a special meeting to elect directors, the notice must be received by the Secretary of the Company no later than the tenth day following the public announcement of the meeting date. The notice must set forth (i) each nominee’s name, age, business address, residence address, principal occupation or employment, and Company stock holdings, and any other information that the Company will need to disclose in its proxy statement, and (ii) each nominating stockholder’s name, address, and Company stock holdings, a description of arrangements, if any, between the nominating stockholder and the beneficial owner of the stock on whose behalf the nomination is made, a representation that such stockholder intends to appear in person at the annual meeting to nominate the persons named, and any other information relating to the stockholder and beneficial owner that the Company will need to report in its proxy statement. This amendment also provides that the Board will fill any vacancies on the Board resulting from newly created directorships or death, resignation, retirement, disqualification, removal or other cause.

The reason for this amendment is to clarify the process for nominating directors. This amendment may have the effect of delaying, deferring or discouraging a person or entity from acquiring control of the Company. If the stockholders approve this amendment, the Board will have the ability to limit director nominations to those nominees submitted in advance of stockholder meetings. The result of this limitation is that the nomination and election of an insurgent slate of directors may be delayed before being presented for a vote at a meeting of stockholders.

The Board Unanimously Recommends a Vote “FOR” the Approval of the Amendment to the Bylaws to Clarify the Procedures Governing the Nomination of Directors.

ITEM 2(c):	APPROVAL OF AMENDMENT TO BYLAWS TO SET THE SIZE OF THE BOARD OF DIRECTORS AT SEVEN MEMBERS

The Board proposes to amend the Company’s Bylaws to set the size of the Board at seven members. See Exhibit B, at Section 3.2. The Company’s Bylaws currently set the size of the Board at six members.

The reason for this amendment is to enable the Company to add an additional member to the Board whose background and skills complement the current slate of directors. Contingent upon the approval of this amendment, the Board has nominated Ralph J. Goehring for election to the Board. Please see Item 3 below for a discussion of Mr. Goehring’s qualifications.

This amendment may have the effect of delaying, deferring or discouraging a person or entity from acquiring control of the Company. If the stockholders approve this amendment, it may be more difficult for an insurgent slate of directors to take control of a majority of the seats on the Company’s Board. It is a requirement for the adoption of this amendment that the amendment to the Company’s Articles of Incorporation set forth in Item 1(b) above be approved. If a sufficient number of votes in favor of Item 1(b) is not obtained, the amendment to the Bylaws set forth in this Item 2(c) will not be adopted even if the required votes in favor of its approval are received.

The Board Unanimously Recommends a Vote “FOR” the Approval of the Amendment to the Bylaws to Set the Size of the Board of Directors at Seven Members.

ITEM 2(d):	APPROVAL OF AMENDMENT TO BYLAWS TO ALLOW THE BOARD OF DIRECTORS TO FIX THE NUMBER OF DIRECTORS

The Board proposes to amend the Company’s Bylaws to allow the Board to fix the number of directors from time to time. See Exhibit B, at Section 3.2. Section 5.03 of the Company’s current Articles of Incorporation provides that the number of directors may be increased or decreased by a duly adopted amendment to the Company’s Bylaws. Article II, Section 3 of the Company’s current Bylaws provides that the number of directors may be changed from time to time by an amendment of the Bylaws adopted by the stockholders. Upon approval of the proposed change to the Articles of Incorporation (see Item 1(b) above) and this proposed change to the Bylaws, the Board will have the ability to increase, decrease or fix the number of directors without requiring stockholder approval.

The reason for this amendment is to allow the Board to have flexibility in its operations including the ability to allow for additional qualified persons to serve on the Board from time to time. This amendment may have the effect of delaying, deferring or discouraging a person or entity from acquiring control of the Company. If the stockholders approve this amendment, it will be more difficult for an insurgent slate of directors to take control of a majority of the seats on the Company’s Board as the Board may be able to counteract such efforts by increasing its size. It is a requirement for the adoption of this amendment that the amendment to the Company’s Articles of Incorporation set forth in Item 1(b) above be approved. If a sufficient number of votes in favor of Item 1(b) is not obtained, the amendment to the Bylaws set forth in this Item 2(d) will not be adopted even if the required votes in favor of its approval are received.

The Board Unanimously Recommends a Vote “FOR” the Approval of the Amendment to the Bylaws to Allow the Board of Directors to Fix the Number of Directors.

ITEM 2(e):	APPROVAL OF AMENDMENT TO BYLAWS TO CONFORM THE PROVISIONS REGARDING THE REMOVAL OF DIRECTORS TO TITLE 7 OF THE NEVADA REVISED STATUTES

The Board proposes to amend the Company’s Bylaws to alter the way in which directors may be removed from office. The current Company Bylaws provide that directors may be removed from office at any time by the affirmative vote of holders of a majority of the outstanding shares of capital stock. Section 78.335 of the Nevada Revised Statutes provides that directors may only be removed from office by the affirmative vote of holders of two-thirds of the outstanding shares of capital stock. This amendment seeks to conform the Bylaws to Title 7 of the Nevada Revised Statutes. See Exhibit B, at Section 3.7. This amendment may have the effect of delaying, deferring or discouraging a person or entity from acquiring control of the Company because it will take a higher threshold vote of stockholders to remove a director from the Board.

The Board Unanimously Recommends a Vote “FOR” the Approval of the Amendment to the Bylaws to Conform the Provisions Regarding the Removal of Directors to Title 7 of the Nevada Revised Statutes.

ITEM 2(f):	APPROVAL OF AMENDMENT TO BYLAWS TO PROVIDE CLEAR GUIDANCE AND PROCEDURES FOR THE ISSUANCE OF CAPITAL STOCK

The Board proposes to amend the Company’s Bylaws to provide clear procedures for the issuance of capital stock. See Exhibit B, at Article VII. The Company’s Bylaws provide specific procedures for issuing only certificated shares of capital stock. This amendment sets forth specific procedures for the issuance of both certificated and uncertificated shares of capital stock. Additionally, this amendment provides a description of the consideration required for the issuance of capital stock, the procedures governing lost, destroyed or wrongfully taken stock certificates, and the procedures governing the transfer of stock, including the effect of the Company’s restriction on transfer.

The reason for this amendment is to eliminate any confusion in relation to this item. This amendment has no anti-takeover implications.

The Board Unanimously Recommends a Vote “FOR” the Approval of the Amendment to the Bylaws to Provide Clear Guidance and Procedures for the Issuance of Capital Stock.

ITEM 2(g):	APPROVAL OF AMENDMENT TO BYLAWS TO CONFORM THE PROVISIONS REGARDING INDEMNIFICATION TO TITLE 7 OF THE NEVADA REVISED STATUTES

The Board proposes to amend the Company’s Bylaws to conform the provisions regarding indemnification of current and former officers and directors to Title 7 of the Nevada Revised Statutes. See Exhibit B, at Article VIII. This amendment will allow the Company to indemnify officers or directors involved in any threatened action as is provided for under Section 78.7502 of the Nevada Revised Statutes whereas the current Bylaws only allow the Company to indemnify officers or directors in any pending or completed action. Additionally, this amendment incorporates indemnification for service in connection with employee benefit plans, a concept which is not included in the current Bylaws. This amendment also sets forth a procedure by which directors and officers may be reimbursed for expenses associated with litigation in advance of its final disposition, and may bring suit against the Company for failure to advance such expenses if not paid in full by the Company within sixty days of a written claim. See Exhibit B, at Sections 8.2, 8.3. Finally, this amendment provides that any future amendments to the indemnification provision will only impact directors and officers prospectively and not adversely impact the rights of directors and officers existing immediately prior to such an amendment. See Exhibit B, at Section 8.7.

The reason for this amendment is to ensure that the Company indemnifies directors and officers to the fullest extent permitted by the Nevada Revised Statutes. This amendment has no anti-takeover implications.

The Board Unanimously Recommends a Vote “FOR” the Approval of the Amendment to the Bylaws to Conform the Provisions Regarding Indemnification to Title 7 of the Nevada Revised Statutes.

ITEM 2(h):	APPROVAL OF AMENDMENT TO BYLAWS TO PROVIDE THAT THE BYLAWS MAY BE AMENDED EITHER BY THE VOTE OF THE BOARD OF DIRECTORS OR THE AFFIRMATIVE VOTE OF AT LEAST 66 2/3% OF THE OUTSTANDING CAPITAL STOCK OF THE COMPANY

The Board proposes to amend the Company’s Bylaws to provide that the Company’s Bylaws may be amended by the Board or the affirmative vote of at least 66 2/3% of the voting stock of the Company. See Exhibit B, at Section 9.15. The current Company’s Bylaws require the affirmative vote of a majority of stockholders to amend the Bylaws and restrict the ability of the Board to amend any provisions fixing or changing the authorized number of directors.

The reason for this amendment is to allow the Board flexibility in its operations. This amendment may have the effect of delaying, deferring or discouraging a person or entity from acquiring control of the Company. Because the Board will be able to amend the Bylaws without stockholder approval, the Board may take action to prevent a takeover. Moreover, because holders of 66 2/3% of the voting stock of the Company must vote to amend the Bylaws, it may be difficult for stockholders to amend the Bylaws independently.

The Board Unanimously Recommends a Vote “FOR” the Approval of the Amendment to the Bylaws to Provide that the Bylaws may Be Amended Either by the Vote of the Board of Directors or the Affirmative Vote of at Least 66 2/3% of the Outstanding Capital Stock of the Company.

ITEM 2(i):	APPROVAL OF AMENDMENT TO BYLAWS TO REMOVE RESTRICTIONS ON COMPANY SUBSIDIARIES THAT HOLD COMPANY STOCK

The Board proposes to amend the Company’s Bylaws to remove the restrictions on Company subsidiaries that hold Company stock. The Company’s current Bylaws provide that subsidiaries of the Company may not vote on any matter.

The reason for this amendment is to allow the Company’s subsidiaries flexibility and independence in their operations. This amendment may have the effect of delaying, deferring or discouraging a person or entity from acquiring control of the Company. Because the Company’s subsidiaries may hold stock in the Company, they will now be able to use that stock to vote against insurgent slates of directors or stockholder proposals.

The Board Unanimously Recommends a Vote “FOR” the Approval of the Amendment to the Bylaws to Remove the Restrictions on Company Subsidiaries that Hold Company Stock.

Anti-Takeover Provisions

Except as described in this proxy statement, the Company does not have any anti-takeover provisions in its Articles of Incorporation, Bylaws or its employment agreements.

As described below, certain provisions of the Credit Agreement, dated as of December 13, 2007, by and among the Company, each of its subsidiaries that are signatories to the Agreement, various lenders that are signatories to the Agreement, and Wells Fargo Foothill, LLC (the “Credit Agreement”), may have anti-takeover effects.

Under the Credit Agreement, the Company and its subsidiaries may not without the prior consent of its lenders enter into any merger, consolidation, reorganization, or recapitalization, or reclassify its capital stock, amend its articles of incorporation or bylaws in a manner adverse to the lenders, or terminate the employment of its current Chief Executive Officer, President, and Chief Financial Officer. Additionally, the lenders may accelerate the amounts due under the Credit Agreement if a change of control, as defined therein, occurs. These provisions may be seen as anti-takeover provisions and may discourage a merger proposal or takeover attempt.

ITEM 3:	ELECTION OF DIRECTORS

Item 3 is the election of seven members of our Board. Our Bylaws currently provide that the number of directors constituting the Board shall be at least three, provided the Company has at least three stockholders, and can be changed from time to time by an amendment of the Bylaws adopted by stockholders. If the amended and restated bylaws are approved by the stockholders the number of directors will be set at seven.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below. If any nominee is unwilling to serve as a director at the time of the Annual Meeting, the proxies will be voted for such other nominee(s) as shall be designated by the then current Board to fill any vacancy. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

The Board proposes the election of the following nominees as directors assuming adoption of our new amended and restated bylaws:

Dennis B. Tower John L. Moran John A. Brock Ralph J. Goehring	Frank P. Knuettel David A. Melman Christopher P. Moyes

If elected, the foregoing seven nominees are expected to serve until the 2009 Annual Meeting of Stockholders. The seven nominees for election as directors at the Annual Meeting who receive the highest number of affirmative votes will be elected.

The principal occupation and certain other information about the nominees and certain executive officers and significant employees are set forth on the following pages.

The Board Unanimously Recommends a Vote “FOR” the Election of the Nominees Listed Above.

MANAGEMENT

Directors and Executive Officers

The following tables set forth certain information with respect to our directors, officers and significant employees as of May 31, 2008. The following persons serve as our directors:

Directors	Age	Present Position

Dennis B. Tower	61	Director, Chairman of the Board and Chief Executive Officer
John L. Moran	62	Director and President
John A. Brock	77	Director
Frank P. Knuettel	66	Director
David A. Melman	65	Director
Christopher P. Moyes	61	Director

The following persons serve as our executive officers:

Executive Officers	Age	Present Position

W. Kirk Bosché	57	Chief Financial Officer, Treasurer and Secretary
James H. Drennan	62	Vice President, Land and Legal
Michael L. Moustakis	50	Vice President, Engineering

Our executive officers are appointed by and serve at the discretion of the Board. There are no family relationships between any director and any executive officer.

Dennis B. Tower, Chairman of the Board, Chief Executive Officer and Director.  Before joining Foothills as its Chief Executive Officer in 2006, Mr. Tower had extensive involvement in all phases of new venture exploration, appraisal, project evaluation and development, asset acquisition and disposal, strategic goals setting and human resource evaluation. During 2005, Mr. Tower, together with Messrs. Moran and Bosché, evaluated opportunities that would be appropriate for launching a new oil and gas exploration and development company, which ultimately led to the formation of Foothills California, Inc. (“Foothills California”) at the end of 2005, which became a wholly owned subsidiary of the Company in April 2006. From 2000 through 2004, Mr. Tower served as President and Chief Executive Officer at First International Oil Corporation, a privately held independent oil company with extensive holdings in Kazakhstan, where he led the company to a successful sale with a major Chinese oil company. Previously, Mr. Tower held several Vice President, Manager, Director and Geologist positions at Atlantic Richfield Company (“ARCO”), where he was responsible for the company’s Mozambique drilling operations, managed the company’s exploration licenses in Myanmar and the Philippines, coordinated exploration efforts in other Asian countries and evaluated field redevelopment and asset acquisition opportunities. Mr. Tower led ARCO’s North Sea exploration activities for a nine-year period during which ARCO made numerous new oil and natural gas discoveries in the United Kingdom, Norway and the Netherlands. During the course of his career, Mr. Tower has been directly involved in the discovery of 35 oil and gas fields in 11 different countries. Mr. Tower holds both Bachelor’s and Master’s degrees in Geology from Oregon State University.

John L. Moran, President and Director.  Prior to joining Foothills in 2006, Mr. Moran, together with Messrs. Tower and Bosché, evaluated opportunities during 2005 that would be appropriate for launching a new oil and gas exploration and development company, which ultimately led to the formation of Foothills California at the end of 2005. In 2000, Mr. Moran formed and later served as President and Exploration Manager of Carneros Energy, Inc., a private oil and gas exploration company with exploration and acquisition emphasis in the San Joaquin and Sacramento Basins of California, where he was responsible for obtaining $75 million in equity funding. From 1997 through 1998, Mr. Moran founded and acted as President of Integrated Petroleum Exploration (“IPX”) which merged with and into Prime Natural Resources (“Prime”) in 1998, where he served as Vice President of Exploration. Prior to his time at IPX and Prime, Mr. Moran served as both Vice President Exploration/Chief Geologist and Exploration Manager/MidContinent Region for Apache Corporation. In 1995 Mr. Moran left Apache to found TeTra Exploration, Inc., an oil and gas exploration and development company using 3D seismic to explore for oil and gas in the Anadarko Basin in Oklahoma. He was responsible for the acquisition of the right to use 13,000 miles of 2D seismic for exploration purposes and was instrumental in using this to develop a 75 square-mile 3D seismic project that was later sold to a major oil and gas company. Mr. Moran holds both Bachelor’s and Master’s degrees in Geology with a major in Stratigraphy and a minor in Petrology from Oregon State University.

W. Kirk Bosché, Chief Financial Officer, Treasurer and Secretary.  Mr. Bosché joined Foothills in 2006 as its Chief Financial Officer. Mr. Bosché has diversified experience as a financial and accounting executive officer in public and private oil and gas exploration and production organizations. During 2005, Mr. Bosché, together with Messrs. Tower and Moran, evaluated opportunities that would be appropriate for launching a new oil and gas exploration and development company, which ultimately led to the formation of Foothills California at the end of 2005. Mr. Bosché served as Chief Financial Officer of First International Oil Corporation from 1997 through 2004. From 1986 through 1997, Mr. Bosché was Vice President and Treasurer for Garnet Resources Corporation, a publicly traded independent oil and gas exploration and production company with activities in seven foreign countries. He began his career with Price Waterhouse & Co., and has been a Certified Public Accountant since 1975. Mr. Bosché holds a BBA in Accounting from the University of Houston.

James H. Drennan, Vice President, Land and Legal.  Prior to joining Foothills in 2006, Mr. Drennan was Land Manager at Vaquero Energy Inc. From 2002 through 2005, he served as General Counsel and Land Manager of Carneros Energy, Inc. From 1990 through 2002, Mr. Drennan practiced law with the firms of Jones & Beardsley and Noriega and Bradshaw, where his practice areas included oil and gas, real estate, estate planning, probate, corporate, general business and litigation. From 1978 to 1990, he was Land Manager for Buttes Resources, Depco, Inc., Ferguson & Bosworth, and Bosworth Oil Co. Mr. Drennan started his career in the oil and gas industry in 1974 as land agent with Gulf Oil Corporation. He holds a JD from California Pacific School of Law, and a BA in Economics from San Diego State University.

Michael L. Moustakis, Vice President, Engineering.  Mr. Moustakis joined Foothills as Vice President, Engineering in 2006. He was Engineering Manager at Rockwell Petroleum, Inc. from 2005 through 2006, and held the same position at OXY Resources California LLC from 2001 through 2005. Mr. Moustakis was Lead Petroleum Engineer with Preussag Energie GmbH from 2000 to 2001, and Director of Reservoir Engineering for Anglo-Albanian Petroleum Ltd. from 1994 to 2000. He began his career with Union Oil of California in 1984, and subsequently served in various engineering positions at several companies, including Shell Western E&P, Northern Digital Inc. and Eastern Petroleum Services Ltd. He holds a Bachelor’s degree in Petroleum Engineering from the University of Alaska.

John A. Brock, Director.  Mr. Brock became a director of Foothills in 2006. Mr. Brock served as Chairman of Brighton Energy, LLC until its sale in October 2006. He is a director of American Trustcorp., Fabtec, Inc. (ReRoof America), Lifeguard America, LLC, Soho Properties, LLC, Medallion Petroleum, Inc. and the AGOS Group, LLC, and is an advisory director of Ward Petroleum, Inc. Mr. Brock is a member of nine petroleum industry associations. During his distinguished career, he has formed exploration departments and instituted and supervised exploration programs for four successful companies. Mr. Brock is a Founder and Director of the Sarkeys Energy Center at the University of Oklahoma, is a Director of the Oklahoma Nature Conservancy and the Sutton Avian Research Center, and is active in numerous other civic and community groups. He has also organized and is currently Chairman of Oklahomans for Lawsuit Reform and co-chairman of Oklahomans for Workers Compensation Reform. Mr. Brock holds a B.S. in Geological Engineering from the University of Oklahoma.

Frank P. Knuettel, Director.  Mr. Knuettel became a director of Foothills in 2006. He is an Adjunct Faculty member at The Mason School of Business at the College of William and Mary where he teaches securities analysis and Investment Banking. Prior to retiring in 2000, he was a Managing Director of PaineWebber, Inc., since acquired by UBS Securities, where he specialized in the analysis of energy and energy-related securities, as well as working in investment banking on energy transactions. His career spanned nearly 35 years, during which he was associated with an energy sector fund for 14 years and was in the securities industry for 21 years. Mr. Knuettel is a Chartered Financial Analyst, and a member of the National Association of Petroleum Investment Analysts and the CFA Institute. He holds a Bachelor of Science in Accounting from La Salle University and a Master of Business Administration (Finance) from St. John’s University.

David A. Melman, Director.  Mr. Melman became a director of Foothills in 2006. He currently is President, Chief Executive Officer and a director of British American Natural Gas Corporation, which is engaged in energy exploration in Mozambique, and a director of Swift LNG, LLC and Sunrise Energy Resources, Inc. (OTCBB). He was a director of Omni Energy Services, Inc. (NASDAQ) from 2004 to 2005 and of Beta Oil and Gas, Inc. (NASDAQ) from 2003 to 2004. From 1998 to 2000, he served as the Chief Corporate Officer and a director of Capatsky Oil and Gas Co., a predecessor to Cardinal Resources plc. (AIM), an oil and gas company with interests in the Ukraine. His professional experience includes the practice of law with Burke & Burke (1969-1971) and of accountancy with Coopers & Lybrand (1968-1969). He is a member of the New York State Bar. Mr. Melman holds a degree in Economics and Accounting from Queens College of the City University of New York, a Juris Doctor from Brooklyn Law School and a Master of Law in Taxation from New York University Graduate School of Law.

Christopher P. Moyes, Director.  Mr. Moyes became a director of Foothills in 2006. He has been active in the international and domestic oil and gas business since 1968. Mr. Moyes is President of Moyes & Co., Inc., a private energy advisory firm headquartered in Dallas, Texas. Moyes & Co., Inc. provides advice on oil and gas exploration, appraisal, project and portfolio evaluation, asset acquisitions and disposals and maintains a proprietary database covering upstream oil and gas. Moyes & Co., Inc. has through 2005 evaluated opportunities for launching a new oil and gas exploration and production company, which led to the formation of Foothills California at the end of 2005. Previously Mr. Moyes was President of Gaffney Cline & Associates (GCA), based in Dallas, Texas. Before coming to Dallas in 1976, Mr. Moyes was based in Singapore and London for GCA, holding various management functions. Mr. Moyes started his career with West Australian Petroleum Pty. Ltd., in Perth Australia. Mr. Moyes holds a Bachelor of Science in Geology from the University of Western Australia and a Master of Science in Geology and Petroleum Engineering from the Royal School of Mines, Imperial College, London.

Ralph J. Goehring, Nominee for Director.  Mr. Goehring has been nominated to be elected as a director of Foothills at our 2008 Annual Meeting of Stockholders. He has been a key player in the strategic growth and direction of Berry Petroleum Company for 20 years, including the last 15 years as Chief Financial Officer, and has announced his intention to retire from Berry in mid-2008. Berry Petroleum Company is a NYSE listed domestic energy company with extensive operations in California, Colorado and Utah. As a member of Berry’s executive management team, Mr. Goehring has been involved in setting the strategic direction of the company, determining growth opportunities, including strategies to achieve successful outcomes,, negotiating transactions and performing due diligence. As Berry’s Chief Financial Officer, he has had oversight of all financial functions for the company, including tax, investor relations, and hedging and risk management programs. Mr. Goehring holds a Bachelor of Science in Business Administration from the University of California, Berkeley, and is a Certified Public Accountant.

FURTHER INFORMATION CONCERNING THE BOARD

Director Independence.  During 2007, our Board consisted of six directors. Upon adoption of the amended bylaws our Board will consist of seven directors We adhere to the Nasdaq Marketplace Rules in determining whether a director is independent and our Board has determined that three of our six directors, Messrs. Brock, Knuettel and Melman, are “independent” within the meaning of Rule 4200(a)(15) of the NASDAQ Manual. Additionally our Board has determined that Mr. Goehring will be “independent” upon his election to our Board.

Meetings and Committees.  The Board held seven meetings during fiscal 2007 and acted three times by unanimous written consent. With the exception of Mr. Brock, all of the directors attended at least 75% of the meetings of the Board and committees of which they are members.

The Board has an audit and compensation committee, each of which is constituted solely of independent directors. The Board does not have a nominating committee. Until further determination, the full board of directors will undertake the duties of the nominating committee.

Audit Committee.  The Audit Committee consists of Messrs. Brock, Knuettel and Melman, each an independent director. We do not currently have an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-B The Board created the Audit Committee during fiscal year 2007. During fiscal 2007, the Audit Committee held two meetings and took no action by unanimous written consent.

Among other matters, the Audit Committee:

•	Discusses with management and the independent registered public accounting firm the quality of our accounting principles and financial reporting;

•	Engages and replaces the independent registered public accounting firm as appropriate;

•	Evaluates the performance of, independence of and pre-approves all services provided by the independent registered public accounting firm; and

•	Oversees our internal controls.

Our Audit Committee charter is attached as Exhibit C hereto.

Compensation Committee.  The Compensation Committee consists of Messrs. Brock, Knuettel and Melman, each an independent director. During fiscal 2007, the Compensation Committee held one meeting and took no action by unanimous written consent.

Among other matters, the Compensation Committee:

•	Assists the Board in ensuring that a proper system of long-term and short-term compensation is in place to provide performance-oriented incentives to management, and that compensation plans are appropriate and competitive and properly reflect the objectives and performance of management and the Company;

•	Establishes the compensation of all of our executive officers;

•	Prepares a report of the Compensation Committee for inclusion in the Company’s annual proxy statement; and

•	Administers the Company’s equity incentive programs, including the 2007 Equity Incentive Plan.

The Compensation Committee is responsible for overseeing the determination, implementation and administration of remuneration, including compensation, benefits and perquisites, of all executive officers and other members of senior management whose remuneration is the responsibility of the Board.

More specifically, the Compensation Committee’s responsibilities include: (a) in consultation with senior management, establishing the Company’s general compensation philosophy and objectives; (b) reviewing and approving goals and objectives relevant to the compensation of the Chief Executive Officer and President; (c) annually evaluating that performance in light of the goals and objectives established; (d) reviewing and approving all compensation for executive officers, other than our Chief Executive Officer and President; (e) reviewing and approving all employment agreements, severance agreements, change in control provisions and agreement and any special supplemental benefits applicable to the Company’s executive officers; (f) reviewing and making recommendations to the Board with respect to incentive compensation and equity-based plans; (g) reviewing and discussing with management the disclosures made in the Compensation Discussion and Analysis prior to the filing of the Company’s Annual Report on Form 10-KSB and proxy statement for the annual meeting of stockholders, and recommending to the Board whether the Compensation Discussion and Analysis should be included in the Annual Report on Form 10-KSB and proxy statement; (h) preparing an annual compensation committee report for inclusion in the Company’s proxy statement for the annual meeting of stockholders in accordance with the applicable rules of the Securities and Exchange Commission; (i) conducting an annual performance evaluation of the Compensation Committee; (j) reviewing and reassessing the adequacy of the Compensation Committee charter on an annual basis and recommending any proposed changes to the Board for approval; and (k) administering the Company’s equity-based compensation plans, including the grant of stock options and other equity awards under such plans.

The Compensation Committee has the authority to delegate the responsibilities listed above to subcommittees of the Compensation Committee if it determines such delegation would be in the best interest of the Company.

Compensation Policies.  Our executive compensation program is designed to attract and retain executives capable of leading us in pursuit of our business objectives and to motivate them in order to enhance long-term stockholder value. Long-term equity compensation also is used to harmonize the interests of management and stockholders. The main elements of the program are competitive pay and equity incentives. Annual compensation for our executive officers historically consists of three primary elements: base salary, incentive bonuses and stock options.

The Compensation Committee considers a variety of individual and corporate factors in assessing our executive officers and making informed compensation decisions. These factors include each officer’s contributions to our business objectives, the compensation paid by comparable companies to employees in similar situations, and, most importantly, our progress towards our long-term business objectives. The factors that are used by the Compensation Committee in evaluating the compensation of the Chief Executive Officer and President are no different from those that are used to evaluate the compensation of other executives.

Our Compensation Committee charter is attached as Exhibit D hereto.

Director Nominations.  All of our directors participate in the consideration of director nominees. However, consistent with applicable NASDAQ listing standards, each director nominee must be selected or recommended for the Board’s selection by a majority of the independent directors of our Board. We currently do not have a charter or written policy with regard to the nomination process. In considering candidates for directorship, the Board considers the entirety of each candidate’s credentials and does not have any specific minimum qualifications that must be met in order to be recommended as a nominee. The Board does believe, however, that all Board members should have the highest character and integrity, a reputation for working constructively with others, sufficient time to devote to Board matters and no conflict of interest that would interfere with their performance as a director of a public corporation.

Our Board may employ a variety of methods for identifying and evaluating nominees for director, including stockholder recommendations. The Board regularly assesses its size, the need for particular expertise on the Board and whether any vacancies are expected due to retirement or otherwise. If vacancies are anticipated or otherwise arise, the Board will consider various potential candidates for director who may come to the Board’s attention through current Board members, professional search firms or consultants, stockholders or other persons. The Board may hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating candidates. No such consultants or search firms have been used to date and, accordingly, no fees have been paid to consultants or search firms in the past fiscal year. The Board does not evaluate candidates differently based on who made the recommendation for consideration.

The Board will consider for nomination as directors persons recommended by stockholders. Such recommendations must be in writing and delivered to our Secretary at 4540 California Avenue, Suite 550, Bakersfield, California 93309, at least 120 calendar days before the date that our Proxy Statement is released to stockholders in connection with the previous year’s annual meeting of stockholders

Policy on Attending the Annual Meeting.  We encourage, but do not require, all incumbent directors and director nominees to attend our annual meetings of stockholders. All of our incumbent directors attended our 2007 annual meeting of stockholders.

Stockholder Communications with the Board.  Stockholders may communicate with the Board by sending a letter to the Board of Directors of Foothills Resources, Inc., c/o Office of the Secretary, 4540 California Avenue, Suite 550, Bakersfield, California 93309. All communications must contain a clear notation indicating that they are a “Stockholder — Board Communication” or “Stockholder — Director Communication,” and must identify the author as a stockholder. The office of the Secretary will receive the correspondence and forward it to any individual director or directors to whom the communication is directed, unless the communication is unduly hostile, threatening, or illegal, does not reasonably relate to our company or our business, or is similarly inappropriate. The office of the Secretary has authority to discard any inappropriate communications or to take other appropriate actions with respect to any inappropriate communications.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes all compensation recorded by us in the last two completed fiscal years for our Chief Executive Officer, President, Chief Financial Officer, and the Company’s two other executive officers Such officers are referred to herein as our “Named Executive Officers.”

							Nonqualified
							Deferred
				Stock	Option	Non-Equity	Compensation	All Other
Name and		Salary	Bonus	Awards	Awards	Incentive Plan	Earnings	Compensation	Total
Principal Position	Year	($)(1)	($)	($)(2)	($)(2)	Compensation	($)	($)(3)	($)

Dennis B. Tower	2007	190,000	—	26,048	37,964	—	—	2,850	256,862
Chief Executive Officer	2006	124,028	66,500	—	27,806	—	—	—	218,334
John L. Moran	2007	190,000	—	26,048	37,964	—	—	—	254,012
President	2006	124,028	66,500	—	27,806	—	—	—	218,334
W. Kirk Bosché	2007	175,000	—	17,365	25,309	—	—	5,012	222,686
Chief Financial	2006	114,236	111,250	—	18,537	—	—	2,692	246,715
Officer and Secretary
Michael L. Moustakis	2007	180,000	—	—	74,728	—	—	1,553	218,181
Vice President,	2006	37,500	45,000	—	10,936	—	—	95	93,531
Engineering
James H. Drennan	2007	150,000	—	—	65,364	—	—	2,817	256,281
Vice President,	2006	85,417	—	—	43,576	—	—	185	129,178
Land and Legal

(1)	Salaries are provided for 2007 and that part of 2006 during which each Named Executive Officer served as such. Messrs. Tower, Moran and Bosché commenced employment with the Company on April 6, 2006. Mr. Moustakis and Mr. Drennan commenced employment with the Company on October 16, 2006 and May 1, 2006, respectively.

(2)	Represents the dollar value recognized in 2007 as compensation expense for financial statement reporting purposes of restricted shares and options awarded in 2007 or earlier. See Note 5 to our Notes to Consolidated Financial Statements for a description of the assumptions made in the valuation of the restricted shares and options.

(3)	Consists of the following:

(a)	Matching contributions to our 401(k) savings plan during 2007 for the benefit of the Named Executive Officers in the amounts of $2,850 for Mr. Tower, $2,917 for Mr. Bosché, $903 for Mr. Moustakis, and $2,500 for Mr. Drennan; and

(b)	Life insurance premiums paid for the benefit of the Named Executive Officers in the amounts of $2,095 and $2,692 for Mr. Bosché for 2007 and 2006, respectively, $650 and $95 for Mr. Moustakis for 2007 and 2006, respectively, and $317 and $185 for Mr. Drennan for 2007 and 2006, respectively.

Outstanding Equity Awards at Fiscal Year End

The following table provides information concerning unexercised options, stock that has not vested and equity incentive plan awards for each of our Named Executive Officers as of December 31, 2007.

	Option Awards						Stock Awards
Equity
										Equity	Incentive
										Incentive	Plan Awards:
										Plan	Market or
										Awards:	Payout
				Equity Incentive			Number of		Market	Number of	Value of
				Plan Awards:			Share or		Value of	Unearned	Unearned
	Number of	Number of		Number			Units of		Shares or	Shares,	Shares,
	Securities	Securities		of Securities			Stock		Units of	Units or	Units or
	Underlying	Underlying		Underlying			that		Stock	Other	Other
	Unexercised	Unexercised		Unexercised	Option	Option	Have		that	Rights that	Rights that
	Options (#)	Options (#)		Unearned	Exercise	Expiration	Not		Have Not	Have Not	Have Not
Name	Exercisable	Unexercisable		Options (#)	Price ($)	Date	Vested (#)		Vested ($)	Vested (#)	Vested ($)

Dennis B. Tower	150,000	150,000	(1)	—	$0.70	4/6/2016	26,471	(2)	21,442	—	—
John L. Moran	150,000	150,000	(1)	—	$0.70	4/6/2016	26,471	(2)	21,442	—	—
W. Kirk Bosché	100,000	100,000	(1)	—	$0.70	4/6/2016	17,647	(2)	14,294	—	—
Michael L. Moustakis	100,000	100,000	(1)	—	$1.99	11/7/2016	—		—	—	—
James H. Drennan	50,000	50,000	(1)	—	$3.59	5/2/2016	—		—	—	—

(1)	The right to exercise 1/2 of these shares will vest on each of April 6, 2008 and April 6, 2009 for Messrs. Tower, Moran and Bosché, on each of November 7, 2008 and November 7, 2009 for Mr. Moustakis, and on each of May 2, 2008 and May 2, 2009 for Mr. Drennan, in each such case if the Named Executive Officer is still employed by the Company on such date.

(2)	One-half of these shares will vest on each of April 6, 2008 and April 6, 2009, in each case if the Named Executive Officer is still employed by the Company on such date.

Director Compensation

The following table provides information concerning the compensation of directors who are not Named Executive Officers for the year ended December 31, 2007:

					Non-Equity	Nonqualified
	Fees Earned or		Option		Incentive Plan	Deferred
	Paid in Cash	Stock	Awards ($)		Compensation	Compensation	All Other
Name	($)	Awards ($)	(1)		($)	Earnings ($)	Compensation ($)		Total ($)

John A. Brock	15,000	—	37,364	(2)	—	—	—		52,364
Frank P. Knuettel	15,000	—	50,157	(2)	—	—	—		65,157
David A. Melman	15,000	—	22,832	(2)	—	—	—		37,832
Christopher P. Moyes	—	—	—		—	—	298,170	(3)	298,170

(1)	Represents the dollar value recognized in 2007 as compensation expense for financial statement reporting purposes of options awarded in 2007 or earlier. See Note 5 to our Notes to Consolidated Financial Statements for a description of the assumptions made in the valuation of the options. The weighted average grant-date fair values per option for Messrs. Brock, Knuettel and Melman were $1.12, $1.50 and $0.68, respectively.

(2)	One-hundred thousand stock option awards remain outstanding.

(3)	Includes fees payable for fiscal year 2007 under our consulting agreement with Moyes & Co., Inc. Moyes & Co., Inc. identifies potential acquisition, development, exploitation and exploration opportunities that fit with our strategy, and is expected to screen opportunities and perform detailed evaluation of those opportunities that we decide to pursue, as well as assist with due diligence and negotiations with respect to such opportunities. Mr. Moyes is a major stockholder and the President of Moyes & Co., Inc. Pursuant to the terms of our agreement with Moyes & Co., Inc., Mr. Moyes does not receive any further compensation for serving on our Board.

Directors who are not also executive officers of the Company receive a standard fee of $5,000 for each non-telephonic meeting of the Board that such directors attend. Additionally, for such meetings, the Company reimburses the non-management directors for reasonable travel expenses. The directors do not receive a per-meeting fee for telephonic meetings of the Board.

In consideration of their service to the Company, options were issued to each of our directors, with the exception of Mr. Moyes. Directors are also eligible to receive additional awards at the discretion of the Board under the 2007 Equity Incentive Plan.

Mr. Tower and Mr. Moran have entered into employment agreements with the Company, which are explained in detail below. Neither Mr. Tower nor Mr. Moran receives the $5,000 fee for attending non-telephonic meetings of the Board. Additionally, options granted to each of Mr. Tower and Mr. Moran to date have been granted pursuant to their employment agreements with the Company, though there is no prohibition on further grants by the Board under the 2007 Equity Incentive Plan on the basis of Mr. Tower’s and Mr. Moran’s service on the Board.

Mr. Moyes has foregone the compensation described above, pursuant to the terms of our retainer agreement with Moyes & Co., Inc., dated April 7, 2006. Under our retainer agreement, we pay Moyes & Co., Inc. a monthly retainer of $17,500 and additional fees for services requested that exceed those covered by the retainer, and reimburse normal business travel and other expenses, in exchange for Moyes & Co., Inc.’s services to us. Moyes & Co., Inc. identifies potential acquisition, development, exploitation and exploration opportunities which fit with our operating strategy. Additionally, Moyes & Co., Inc. initially screens such opportunities, performs detailed evaluations of each potential opportunity, and assists with due diligence and negotiations of those opportunities we decide to pursue.

Employment Agreements

We have entered into executive employment agreements with Dennis B. Tower, our Chief Executive Officer, John L. Moran, our President, and W. Kirk Bosché, our Chief Financial Officer. Additionally, we entered into written letters of employment with James H. Drennan, our Vice President, Land and Legal, and Michael L. Moustakis, our Vice President, Engineering.

Dennis B. Tower — Chief Executive Officer

On April 6, 2006, we entered into an executive employment agreement with Mr. Tower which provides for an initial annual base salary of $190,000 and for unspecified annual bonuses as warranted. Under the agreement, Mr. Tower received options to purchase up to 300,000 shares of common stock, which options vest as follows: 25% of the shares of common stock underlying such option vested on the date of grant, and the remaining 75% of the shares of common stock underlying the option will vest in equal annual installments on the first, second and third anniversaries of the date of grant. Subsequent grants of stock options will vest and be exercisable pursuant to the terms and conditions of the 2007 Equity Incentive Plan.

Mr. Tower’s employment agreement has an unspecified term of service subject to termination for cause and without cause, and provides for severance payments to Mr. Tower, in the event he is terminated without cause or he terminates the agreement for good reason, in the amount of two times total compensation for the prior year. “Good reason” includes an adverse change in the executive’s position, title, duties or responsibilities, or any failure to re-elect him to such position (except for termination for cause). Mr. Tower’s employment agreement includes standard indemnity, insurance, non-competition and confidentiality provisions.

John L. Moran — President

On April 6, 2006, we entered into an executive employment agreement with Mr. Moran which provides for an initial annual base salary of $190,000 and for unspecified annual bonuses as warranted. Under the agreement, Mr. Moran received options to purchase up to 300,000 shares of common stock, which options vest as follows: 25% of the shares of common stock underlying such option vested on the date of grant, and the remaining 75% of the shares of common stock underlying the option will vest in equal annual installments on the first, second and third anniversaries of the date of grant. Subsequent grants of stock options will vest and be exercisable pursuant to the terms and conditions of the 2007 Equity Incentive Plan.

Mr. Moran’s employment agreement has an unspecified term of service subject to termination for cause and without cause, and provides for severance payments to Mr. Moran, in the event he is terminated without cause or he terminates the agreement for good reason, in the amount of two times total compensation for the prior year. “Good reason” includes an adverse change in the executive’s position, title, duties or responsibilities, or any failure to re-elect him to such position (except for termination for cause). Mr. Moran’s employment agreement includes standard indemnity, insurance, non-competition and confidentiality provisions.

W. Kirk Bosché — Chief Financial Officer

On April 6, 2006, we entered into an executive employment agreement with Mr. Bosché which provides for an initial annual base salary of $175,000 and for unspecified annual bonuses as warranted. Under the agreement, Mr. Bosché received options to purchase up to 200,000 shares of common stock, which options vest as follows: 25% of the shares of common stock underlying such option vested on the date of grant, and the remaining 75% of the shares of common stock underlying the option will vest in equal annual installments on the first, second and third anniversaries of the date of grant. Subsequent grants of stock options will vest and be exercisable pursuant to the terms and conditions of the 2007 Equity Incentive Plan.

Mr. Bosché’s employment agreement has an unspecified term of service subject to termination for cause and without cause, and provides for severance payments to Mr. Bosché, in the event he is terminated without cause or he terminates the agreement for good reason, in the amount of two times total compensation for the prior year. “Good reason” includes an adverse change in the executive’s position, title, duties or responsibilities, or any failure to re-elect him to such position (except for termination for cause). Mr. Bosché’s employment agreement includes standard indemnity, insurance, non-competition and confidentiality provisions.

James H. Drennan — Vice President, Land and Legal

On April 21, 2006 we entered into a written employment agreement with Mr. Drennan, effective as of May 1, 2006, which provides for an initial annual base salary of $125,000 and other unspecified annual bonuses as warranted. Under the agreement, Mr. Drennan is entitled to receive options to purchase up to 100,000 shares of our common stock, which options were awarded by our Board on May 2, 2006. These options vest as follows: 25% of the shares of common stock underlying such option vested on the date of grant, and the remaining 75% of the shares of common stock underlying the option will vest in equal annual installments on the first, second and third anniversaries of the date of grant. Subsequent grants of stock options will vest and be exercisable pursuant to the terms and conditions of the 2007 Equity Incentive Plan. Effective as of December 1, 2006, Mr. Drennan’s annual base salary was increased to $150,000.

Mr. Drennan’s employment agreement has an unspecified term of service and his employment is “at will” and subject to termination for any reason, without severance payment. In connection with his employment, Mr. Drennan also signed our standard Assignment of Invention and Non-Disclosure Agreement, Non-Solicitation Agreement, and Insider Trading and Disclosure Policy Acknowledgement.

Michael L. Moustakis — Vice President, Engineering

On October 4, 2006 we entered into a written employment agreement with Mr. Moustakis which provides for an initial annual base salary of $180,000, a hiring bonus of $45,000 and other unspecified annual bonuses as warranted. Under the agreement, Mr. Moustakis is entitled to receive options to purchase up to 200,000 shares of our common stock, which options were awarded by our Board on November 7, 2006. These options vest as follows: 25% of the shares of common stock underlying such option vested on the date of grant, and the remaining 75% of the shares of common stock underlying the option will vest in equal annual installments on the first, second and third anniversaries of the date of grant. Subsequent grants of stock options will vest and be exercisable pursuant to the terms and conditions of the 2007 Equity Incentive Plan.

Mr. Moustakis’s employment agreement has an unspecified term of service and his employment is “at will” and subject to termination for any reason, without severance payment. In connection with his employment, Mr. Moustakis also signed our standard Assignment of Invention and Non-Disclosure Agreement, Non-Solicitation Agreement, and Insider Trading and Disclosure Policy Acknowledgement.

Certain Transactions with Directors and Executive Officers

Except as disclosed in this Proxy Statement, neither the nominees for election as directors, our directors or executive officers, nor any of their respective associates or affiliates, had any material interest, direct or indirect, in any material transaction to which we were a party during fiscal 2007, or which is presently proposed.

In April 2006, we entered into an agreement with Moyes & Co., Inc. to identify potential acquisition, development, exploitation and exploration opportunities that fit with our strategy. Moyes & Co., Inc. screens opportunities and performs detailed evaluation of those opportunities that we decide to pursue, and assists with due diligence and negotiations with respect to such opportunities. Christopher P. Moyes was the beneficial owner of 2.6% of our common stock as of February 29, 2008, and is a member of our Board. Mr. Moyes is a major stockholder and the President of Moyes & Co., Inc. Because Moyes & Co., Inc. is being compensated for identifying opportunities and assisting us in pursuing those opportunities, the interests of Moyes & Co., Inc. are not the same as our interests. We are responsible for evaluating any opportunities presented to us by Moyes & Co., Inc. to determine if those opportunities are consistent with our business strategy.

Mr. Moyes has foregone his compensation as a director, pursuant to the terms of our agreement with Moyes & Co., Inc. Under the agreement, we pay Moyes & Co., Inc. a monthly retainer of $17,500 and additional fees for services requested that exceed those covered by the retainer, and reimburse normal business travel and other expenses, in exchange for Moyes & Co., Inc.’s services to us.

Pursuant to our business plan with respect to the Anadarko Basin in southwest Oklahoma, we anticipate acquiring non-exclusive rights, from TeTra Exploration, Inc., to a 3D seismic survey in Roger Mills County, Oklahoma. TeTra Exploration, Inc. is a company that is owned by John Moran, our President. TeTra Exploration, Inc. has reprocessed the 3D survey and completed preliminary geological and geophysical interpretations of the survey data. Upon our completion of an agreement with TeTra Exploration, Inc., we plan to finalize the interpretations, identify drillable prospects, acquire oil and gas leases over those prospects, and negotiate joint ventures with other companies. Mr. Moran and John A. Brock, a director of Foothills, are or will be entitled to receive an assignment of an overriding royalty interest on any oil and gas leases acquired by the Company over such prospects, with the amount of the overriding royalty interest determined in accordance with a sliding scale formula based on the lessor royalty interest in such leases.

PRINCIPAL STOCKHOLDERS

The following table sets forth certain information regarding the beneficial ownership of our common stock as of May 31, 2008. The table sets forth the beneficial ownership of (i) each person who, to our knowledge, beneficially owns more than 5% of the outstanding shares of common stock; (ii) each of our directors and executive officers; and (iii) all of our executive officers and directors as a group. The number of shares owned includes all shares beneficially owned by such persons, as calculated in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares of our common stock as to which a person has sole or shared voting power or investment power and any shares of common stock which the person has the right to acquire within 60 days of May 31, 2008 through the exercise of any option, warrant or right, through conversion of any security or pursuant to the automatic termination of a power of attorney or revocation of a trust, discretionary account or similar arrangement. The address of each executive officer and director is c/o Foothills Resources, Inc., 4540 California Avenue, Suite 550, Bakersfield, California 93309.

	Beneficial Ownership(1)
Beneficial Owner	Number of Shares (#)	Percent of Total (%)

Dennis B. Tower(2)	5,124,783	8.4%
John L. Moran(3)	4,953,658	8.1%
W. Kirk Bosché(4)	3,455,176	5.7%
Christopher P. Moyes(5)	1,554,475	2.6%
Michael L. Moustakis(6)	193,000	*
James H. Drennan(7)	75,000	*
Frank P. Knuettel(8)	200,001	*
John A. Brock(9)	50,000	*
David A. Melman(10)	137,500	*
Ralph J. Goehring(11)	105,000	*
Goldman, Sachs & Co.(12)	8,000,000	12.3%
Executive Officers and Directors as Group	15,848,593	25.6%

*	Denotes less than 1%

Notes:

(1)	Beneficial ownership percentages are calculated based on 60,557,637 shares of common stock issued and outstanding as of May 31, 2008. Beneficial ownership is determined in accordance with Rule 13d-3 of the Exchange Act. The number of shares beneficially owned by a person includes shares of common stock underlying options or warrants held by that person that are currently exercisable or exercisable within 60 days of May 31, 2008. The shares issuable pursuant to the exercise of those options or warrants are deemed outstanding for computing the percentage ownership of the person holding those options and warrants but are not deemed outstanding for the purposes of computing the percentage ownership of any other person. The persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite that person’s name, subject to community property laws, where applicable, unless otherwise noted in the applicable footnote.

(2)	Includes warrants to acquire 112,500 shares of common stock purchased in the April 2006 offering and exercisable within 60 days of May 31, 2008. Includes options exercisable within 60 days to acquire 225,000 shares of common stock. Includes 35,564 shares of restricted stock awarded under our 2007 Equity Incentive Plan. Includes 4,467,383 shares of common stock owned by The Tower Family Trust.

(3)	Includes options exercisable within 60 days of May 31, 2008 to acquire 225,000 shares of common stock. Includes 35,439 shares of restricted stock awarded under our 2007 Equity Incentive Plan.

(4)	Includes warrants to acquire 54,000 shares of common stock purchased in the April 2006 offering and exercisable within 60 days. Includes options exercisable within 60 days of May 31, 2008 to acquire

150,000 shares of common stock. Includes 23,964 shares of restricted stock awarded under our 2007 Equity Incentive Plan.

(5)	Includes 217,188 shares of common stock held by MMP LLP, in which Mr. Moyes is a partner. Includes 34,000 shares of common stock and warrants to acquire 25,500 shares of common stock exercisable within 60 days of May 31, 2008, which shares and warrants were purchased by Choregus Master Trust, Plan I, Money Purchase and Choregus Master Trust, Plan II, Profit Sharing in the April 2006 offering, and of which shares and warrants Mr. Moyes is deemed to be the beneficial owner.

(6)	Includes options exercisable within 60 days of May 31, 2008 to acquire 100,000 shares of common stock.

(7)	Includes options exercisable within 60 days of May 31, 2008 to acquire 75,000 shares of common stock.

(8)	Includes options exercisable within 60 days of May 31, 2008 to acquire 75,000 shares of common stock. Also includes 71,429 shares of common stock and warrants to acquire 53,572 shares of common stock exercisable within 60 days, which shares and warrants were purchased by Francis P. Knuettel as Trustee of the Francis P. Knuettel Rev LVG TR UA DTD 3/7/03.

(9)	Includes options exercisable within 60 days of May 31, 2008 to acquire 50,000 shares of common stock.

(10)	Includes options exercisable within 60 days of May 31, 2008 to acquire 50,000 shares of common stock. Also includes warrants to acquire 37,500 shares of common stock purchased in the April 2006 offering and exercisable within 60 days of May 31, 2008.

(11)	Includes options expected to be exercisable within 60 days of May 31, 2008 to acquire 25,000 shares of common stock to be granted to Mr. Goehring concurrent with his election to the Board.

(12)	Includes warrants to acquire 4,666,667 shares of common stock acquired in the September 2006 offering and exercisable within 60 days of May 31, 2008. The address of Goldman, Sachs & Co. is 85 Broad Street, New York, New York 10004. The information included herein is based solely upon a Schedule 13G filed by Goldman Sachs & Co. on October 10, 2006.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, officers (including a person performing a principal policy-making function) and persons who own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities of ours. Directors, officers and 10% holders are required by Securities and Exchange Commission’s regulations to send us copies of all of the Section 16(a) reports they file. Based solely upon a review of the copies of the forms sent to us and the representations made by the reporting persons to us, other than as described below, we believe that during the fiscal year ended December 31, 2007 our directors, officers and 10% holders complied with all filing requirements under Section 16(a) of the Exchange Act.

Dennis B. Tower filed a delinquent Form 4 on April 4, 2008.

John L. Moran filed a delinquent Form 4 on April 4, 2008.

W. Kirk Bosché filed a delinquent Form 4 on April 4, 2008.

David A. Melman filed a delinquent Form 3 on April 6, 2007.

Michael Moustakis filed a delinquent Form 3 and Form 4 on June 13, 2007.

ITEM 4:	RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Item 4 is the ratification the Company’s engagement of Brown Armstrong Paulden McCown Starbuck Thornburgh & Keeter Accountancy Corporation (“Brown Armstrong”) to serve as our independent registered public accounting firm for the current fiscal year ending December 31, 2008. Stockholder ratification of the appointment of our independent registered public accounting firm is not required by the Company’s bylaws or otherwise. However, we are submitting this proposal to the stockholders as a matter of good corporate practice.

The ratification of Brown Armstrong as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008, will require the affirmative vote of a majority of the shares of common stock present or represented and entitled to vote at the Annual Meeting. All proxies will be voted to approve the appointment unless a contrary vote is indicated on the enclosed proxy card.

If the appointment of Brown Armstrong is not ratified, we will reconsider the appointment. Even if the appointment is ratified, we may direct the appointment of a different independent registered public accounting firm at any time during the year if it is determined that such change would be in the best interests of the Company and its stockholders.

The Board Unanimously Recommends a Vote “FOR” the Ratification of the Appointment of Brown Armstrong Paulden McCown Starbuck Thornburgh & Keeter Accountancy Corporation as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2008.

CODE OF ETHICS

The Company has not adopted a code of ethics but plans to do so in the near future.

STOCKHOLDER PROPOSALS

Any stockholder who intends to present a proposal at the 2009 Annual Meeting of Stockholders for inclusion in our Proxy Statement and proxy form relating to that Annual Meeting must submit the proposal to us at our principal executive offices by February 18, 2009. In addition, in the event we do not receive a stockholder proposal by February 18, 2009, the proxy to be solicited by the Board for the 2009 Annual Meeting will confer discretionary authority on the holders of the proxy to vote the shares if the proposal is presented at the 2009 Annual Meeting without any discussion of the proposal in the Proxy Statement for that meeting.

The Securities and Exchange Commission’s rules and regulations provide that if the date of our 2009 Annual Meeting is advanced or delayed more than 30 days from the date of the 2008 Annual Meeting, we must receive stockholder proposals intended to be included in the proxy materials for the 2009 Annual Meeting within a reasonable time before we begin to print and mail the proxy materials for the 2009 Annual Meeting.

REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM

The following table sets forth the aggregate fees billed to the Company by Brown Armstrong and Amisano Hanson Chartered Accountants for the audit of our financial statements for 2007 and 2006, and for other services provided by those firms during those periods:

	Year Ended December 31,
	2007	2006

Audit fees	$67,393	$67,041
Audit-related fees	3,500	29,122
Tax fees	23,408	2,212
All other fees	—	—

Total fees	$94,301	$98,375

“Audit-Related Fees” billed during fiscal 2007 and 2006 were for services related to reviews of a Form SB-2 filed with the Securities and Exchange Commission, including the audit of statements of revenues and direct operating expenses of certain properties acquired by the Registrant. “Tax Fees” billed during fiscal 2007 and 2006 were for professional services rendered for tax compliance, tax advice and tax planning.

On April 6, 2006, Brown Armstrong was engaged as the Company’s independent registered public accounting firm.

Representatives of Brown Armstrong are expected to be present at the 2008 Annual Meeting, will have an opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions.

Pre-Approval Policy

The Board has adopted a policy for the pre-approval of all audit and non-audit services to be performed for us by our independent registered public accounting firm. The Board considered the role of Brown Armstrong in providing audit, audit-related and tax services to us and concluded that such services were compatible with Brown Armstrong’s role as our independent registered public accounting firm.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We are delivering, or making available electronically, this Proxy Statement and our 2007 Annual Report to all stockholders of record as of the record date. Stockholders residing in the same household who hold their shares in the name of a bank, broker or other holder of record may receive only one Proxy Statement and Annual Report if previously notified by their bank, broker or other holder. This process by which only one annual report or proxy statement, as the case may be, is delivered to multiple security holders sharing an address, unless contrary instructions are received from one or more of the security holders, is called “householding.” Householding may provide convenience for stockholders and cost savings for companies. Once begun, householding may continue unless instructions to the contrary are received from one or more of the stockholders within the household.

Street name stockholders in a single household who received only one copy of the Proxy Statement and Annual Report may request to receive separate copies in the future by following the instructions provided on the voting instruction form sent to them by their bank, broker or other holder of record. Similarly, street name stockholders who are receiving multiple copies may request that only a single set of materials be sent to them in the future by checking the appropriate box on the voting instruction form. Otherwise, street name stockholders should contact their bank, broker, or other holder.

Copies of this Proxy Statement and the 2007 Annual Report on Form 10-KSB, including the financial statements, financial statement schedules and exhibits, are available promptly without charge by calling 888-662-3877, or by writing to Investor Relations, Foothills Resources, Inc., 4540 California Avenue, Suite 550, Bakersfield, California 93309. If you are receiving multiple copies of this Proxy Statement and the Annual Report, you also may request orally or in writing to receive a single copy of this Proxy Statement and the Annual Report by calling 888-662-3877, or writing to Investor Relations, Foothills Resources, Inc., 4540 California Avenue, Suite 550, Bakersfield, California 93309.

SOLICITATION OF PROXIES

It is expected that the solicitation of proxies will be by mail. The cost of solicitation by management will be borne by us. We will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable disbursements in forwarding solicitation material to beneficial owners. Proxies also may be solicited by certain of our directors and officers, without additional compensation, personally or by mail, telephone, telegram or otherwise.

ON BEHALF OF THE BOARD OF DIRECTORS

/s/  Dennis B. Tower
Dennis B. Tower
Chairman of the Board and Chief Executive Officer

June 18, 2008
4540 California Avenue, Suite 550
Bakersfield, California 93309

Exhibit A

AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
FOOTHILLS RESOURCES, INC.

A NEVADA CORPORATION

ARTICLE I

NAME

The name of this corporation is ~~FOOTHILLS RESOURCES, INC.~~
Foothills Resources, Inc. (the “Corporation”).

ARTICLE II

RESIDENT AGENT & REGISTERED OFFICE

~~Section 2.01. RESIDENT AGENT. The name and address of the Resident Agent for service of process is Nevada Corporate Headquarters, Inc., 5300 West Sahara, Suite 101, Las Vegas, Nevada 89146. Mailing Address: P.O. Box 27740, Las Vegas, NV 89126.~~

~~Section 2.02.~~
Section 2.01.
REGISTERED OFFICE.  The address of its ~~Registered Office~~
registered office
 is 5300 West Sahara, Suite 101, Las Vegas, Nevada 89146.

~~Section 2.03.~~
Section 2.02.  OTHER OFFICES
.  The Corporation may also maintain offices for the transaction of any business at such other places within or without the State of Nevada as it may from time to time determine. Corporate business of every kind and nature may be conducted, and meetings for directors and ~~Stockholders~~
stockholders
 held outside the State of Nevada with the same effect as if in the State of Nevada.

ARTICLE III

PURPOSE

The Corporation is organized for the purpose of engaging in any lawful activity, within or without the State of Nevada.

ARTICLE IV

SHARES OF STOCK

Section 4.01.  NUMBER AND CLASS.  The Corporation shall authorize the issuance of two classes of ~~Stock, Common and Preferred.~~
stock, common stock and preferred stock.
 The total number of shares of authorized capital ~~Stock~~
stock
 of the Corporation shall consist of the following: ~~Two~~
two
 hundred ~~Fifty~~
fifty
 million (250,000,000) shares of Common Stock, at a par value of $~~.001, and Twenty Five~~
0.001 (“Common Stock”), and twenty five
 million (25,000,000) shares of Preferred Stock, at a par value of $~~.001.~~
0.001 (“Preferred Stock”).
 These classes will be further distinguished by the fact that those shares referred to above as Common Stock, shall be vested with full voting right, while those shares referred to above as Preferred Stock, ~~Shall~~
shall
 not be vested with any voting rights whatsoever.

~~Notwithstanding~~
Subject to
 the ~~foregoing~~
limitation set forth in
 these Articles ~~hereby vest~~
of Incorporation (the “Articles”),
 the Board of Directors of the Corporation
(the “Board”) is vested
with ~~such~~
the
 authority ~~as may be necessary~~ to prescribe such classes, series and numbers of each class or series of~~Stock. In addition the Board~~
stock and
 is hereby vested with such authority ~~as may be necessary to~~
to provide by resolution for the issuances of Preferred Stock in one or more series not exceeding the aggregate number of shares of Preferred Stock authorized by theses Articles, as amended from time to time, and to determine and prescribe the voting powers, designations, preferences, limitations, restrictions and relative
, participating, optional and other special
 rights
, if any,
 of each class or series of ~~Stock created. All classes of Stock may be issued from time to time without action by the Stockholders~~
stock of the Corporation as provided by Chapter 78 of the Nevada Revised Statutes (the “NRS”).

Before the Corporation shall issue shares of Preferred Stock of any series, a certificate setting forth a copy of the resolution or resolution of the Board, fixing the voting powers, designations, preferences, limitations, restrictions and relative, participating, optional and other special rights, if any, relating to the shares of Preferred Stock of such series and the number of shares of Preferred Stock of such series authorized by the Board to be issued shall be made and signed by and acknowledged and filed in the manner prescribed by the NRS.

Section 4.02.  NO PREEMPTIVE RIGHTS.  Unless otherwise determined by the Board ~~of Directors~~, holders of the~~Stock~~
stock
 of the Corporation shall not have any preference, preemptive right, or right of subscription to acquire any shares of the Corporation authorized, issued or sold, or to be authorized, issued or sold, and convertible into shares of the Corporation, nor to any right of subscription thereto.

Section 4.03.  NON-ASSESSABILITY OF SHARES.  The ~~Shares~~
stock
 of the Corporation, after the amount of the subscription price has been paid, in money, property or services, as the directors shall determine, shall not be subject to assessment to pay the debts of the Corporation, nor for any other purpose, and no~~Stock~~
stock
 issued as fully paid shall ever be assessable or assessed~~, and the Articles of Incorporation shall not be amended in this particular~~.

ARTICLE V

BOARD OF
DIRECTORS

~~SECTION 5.01. GOVERNING BOARD. The members of the Governing Board of the Corporation shall be styled as Directors.~~

~~SECTION 5.02 INITIAL BOARD OF DIRECTORS. The Initial Board of Directors shall consist of not less than one (1), and not more than seven (7) members. The name and address of an initial member of the Board of Directors is as follows:~~

NAME	ADDRESS
~~Cort W. Christie~~	~~P.O. Box 27740 Las Vegas, Nevada 89126~~

~~This individual shall serve as Director until the first annual meeting of the Stockholders or until his successor(s) shall have been elected and qualified.~~

~~SECTION 5.03. CHANGE IN NUMBER OF DIRECTORS. The number of Directors may be increased or decreased by a duly adopted amendment to the Bylaws of the Corporation.~~

~~ARTICLE VI~~

~~INCORPORATOR~~

~~The name and address of the incorporator is Nevada Corporate Headquarters, Inc., P.O. Box 27740, Las Vegas, Nevada 89126.~~

The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. In addition to the powers and authority expressly conferred upon the Board by statute, these Articles or the Corporation’s Bylaws (“Bylaws”), the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the NRS, these Articles and any Bylaws adopted by the stockholders; provided, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.

ARTICLE VI~~ARTICLE VII~~

PERIOD OF DURATION

The Corporation is to have a perpetual existence.

ARTICLE VII~~ARTICLE VIII~~

DIRECTORS~~'~~
’
 AND OFFICERS~~'~~
’
 LIABILITY

A director or officer of the corporation shall not be personally liable to this Corporation or any of
its~~Stockholders~~
stockholders
 for
monetary
 damages for breach of fiduciary duty as a direct or officer, ~~but this~~
as applicable, except to the extent such exemption from liability or limitation thereof is not permitted by the NRS as the same exists or hereafter may be amended. If the NRS is hereafter amended to authorize corporate action further limiting or eliminating the liability of directors or officers, then the liability of a director or officer to the Corporation or its stockholders shall be limited or eliminated to the fullest extent permitted by the NRS, as so amended. This
 Article shall not eliminate or limit the liability of a director or officer for (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law or (ii) the unlawful payment of distributions. Any repeal or modification of this Article by the~~Stockholders~~
stockholders
 of the Corporation
or by changes in law, to the extent permitted by the NRS,
 shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modification.

~~ARTICLE IX INDEMNITY~~

ARTICLE VIII

INDEMNIFICATION

~~Every~~
Each
 person who
is or
was ~~or is~~
made
 a party to, or is threatened to be made a party to, or is
other wise
 involved in any
threatened, pending or completed
action, suit or proceeding, whether civil, criminal, administrative or investigative~~,~~
(hereinafter a “proceeding”)
 by reason of the fact that he~~, or a person of whom he is the legal representative,~~
or she
 is or was a director or officer of the Corporation~~,~~ or
, while a director or officer of the Corporation,
 is or was serving at the request of the Corporation as a director ~~or~~
,
 officer
, employee or agent
 of another ~~Corporation, or as its representative in~~
corporation or of
 a partnership, joint venture, trust or other enterprise,
including service with respect to an employee benefit plan (hereinafter a “Covered Person”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless
by the Corporation
to the fullest extent~~legally permissible under the laws of the State of Nevada from time to time against all expenses~~
authorized or permitted by applicable law, as the same exists or may hereafter be amended, against all expense
, liability and loss (including
, without limitation,
 attorneys~~'~~
’
 fees, judgments, fines
, ERISA excise taxes and penalties
 and amounts paid ~~or to be paid~~ in settlement) reasonably incurred or suffered by ~~him in connection therewith. Such right of indemnification~~
such Covered Person in connection with such proceeding, and such right to indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except for proceedings to enforce rights to indemnification, the Corporation shall indemnify a Covered Person in connection with a proceeding (or part thereof) initiated by such Covered Person only if such proceeding (or part thereof) was authorized by the Board. The right to indemnification conferred by this Article VIII shall be a contract right ~~which may be enforced in any manner desired by such person. The expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the Corporation as they are incurred and~~
and shall include the right to be paid by the Corporation the expenses incurred in defending or otherwise participating in any such proceeding in advance of ~~the~~
its
 final disposition of the action, suit or proceeding, upon receipt of ~~any~~
an
 undertaking by or on behalf of the
officer or
director ~~or officer~~ to repay the amount if it is ultimately determined by ~~a~~
the
 court of competent jurisdiction that he
or she
is not entitled to be indemnified by the Corporation. ~~Such right of indemnification shall not be exclusive of any other right which such directors, officers or representatives may have~~

~~or hereafter acquire, and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any by-law, agreement, vote of Stockholders, provision of law, or otherwise, as well as their rights under this Article.~~

Without limiting the application of the foregoing, the ~~Stockholders~~
stockholders
 or Board ~~of Directors~~ may adopt ~~by-laws~~
Bylaws
 from time to time with respect to indemnification, to provide at all times the fullest indemnification permitted by the laws of the State of Nevada, and may cause the Corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as director or officer of any Corporation, or as its representative in a partnership, joint venture, trust or other enterprises against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the Corporation would have the power to indemnify such person.

The indemnification provided in this Article
VIII
shall continue as to a person who has ceased to be a director, officer, employee or agent, and shall inure to the benefit of the heirs, executors and administrators of such person.

The rights conferred on any Covered Person by this Article VIII shall not be exclusive of any other rights which any Covered Person may have or hereafter acquire under law, these Articles, the Bylaws, an agreement, vote of stockholders or disinterested directors, or otherwise.

Any repeal or amendment of this Article VIII by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of these Articles inconsistent with this Article VIII, will, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and will not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.

This Article VIII shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than Covered Persons.

ARTICLE IX~~ARTICLE X~~

AMENDMENTS
OF ARTICLES OF INCORPORATION

~~Subject at all times to the express provisions of Section 4.03 which cannot be amended, this~~
The
 Corporation reserves the right to amend, alter, change, or repeal any provision contained in these Articles ~~of Incorporation or its Bylaws~~, in the manner now or hereafter prescribed by the ~~statute~~
NRS
 or by these Articles ~~of Incorporation or said Bylaws~~, and all rights
, preferences and privileges
 conferred upon the ~~Stockholders~~
stockholders, directors, officers or any other persons by and pursuant to these Articles in their present form or as hereafter amended are granted subject to
right reserved in
this ~~reservation~~
Article.

ARTICLE X~~ARTICLE XI~~

POWERS OF DIRECTORS

In furtherance and not in limitation of the powers conferred by ~~statute~~
the NRS,
 the Board ~~of Directors~~ is expressly authorized:

(1) ~~Subject to the Bylaws, if any, adopted by the Stockholders, to~~
To
 make, alter or repeal the Bylaws of the Corporation.

(2) To authorize and cause to be executed mortgages and liens, with or without limit as to amount, upon the real and personal property of the Corporation;

(3) To authorize the guaranty by the Corporation of ~~Securities~~
securities
, evidences of indebtedness and obligation of other person, Corporations and business entities;

(4) To set apart out of any of the funds of the Corporation available for distributions a reserve or reserves for any proper purpose and to abolish any such reserve;

(5) By resolution, to designate one or more committees, each committee to consist of at least one director of the Corporation, which, to the extent provided in the resolution or in the Bylaws of the Corporation, shall have and may exercise the powers of the Board ~~of Directors~~ in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be stated in the Bylaws ~~of the Corporation~~ or as may be determined from time to time by resolution adopted by the Board ~~of Directors~~; and

(6) To authorize the Corporation by its officers or agents to exercise all such powers and to do all such acts and things as may be exercised or done by the Corporation, except and to the extent that any such statue shall require action by the~~Stockholders~~
stockholders
 of the Corporation with regard to the exercising of any such power or the doing of any such act or thing.

In addition to the powers and authorities hereinbefore or by statue expressly conferred upon them, the Board ~~of Directors~~ may exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, except as otherwise provided herein and by law.

[Signature Page Follows]

IN WITNESS WHEREOF, ~~I have hereunto set my hand this FOOTHILLS RESOURCES, INC. on this 17th day of November 2000, hereby declaring and certifying that the facts stated hereinabove are true.~~
the Corporation has caused these Amended and Restated Articles of Incorporation of Foothills Resources, Inc. to be executed as of the [          ] day of [          ] 2008.

~~/s/ Cort W. Christie~~
~~Cort W. Christie~~
~~(For Nevada Corporate Headquarters, Inc.)~~

~~I NEVADA CORPORATE HEADQUARTERS, INC.  hereby accept as Resident Agent for the previously named Corporation on this 17th day of November 2000.~~

~~/s/ Tina Gancarz~~
~~Tina Gancarz-Office Administrator~~

FOOTHILLS RESOURCES, INC.

By:
Name: Dennis B. Tower
Title: Chief Executive Officer

Exhibit B

AMENDED AND RESTATED
BYLAWS
OF
FOOTHILLS RESOURCES, INC.

ARTICLE I

OFFICES

Section 1.1.  Registered Office.  The registered office of the Corporation within the State of Nevada shall be located at the office of the corporation or individual acting as the Corporation’s registered agent in Nevada.

Section 1.2.  Additional Offices.  The Corporation may, in addition to its registered office in the State of Nevada, have such other offices and places of business, both within and outside the State of Nevada, as the Board of Directors of the Corporation (the “Board”) may from time to time determine or as the business and affairs of the Corporation may require.

ARTICLE II

STOCKHOLDERS MEETINGS

Section 2.1.  Annual Meetings.  The annual meeting of stockholders shall be held at such place and time and on such date as shall be determined by the Board and stated in the notice of the meeting. At each annual meeting, the stockholders shall elect directors of the Corporation and may transact any other business as may properly be brought before the meeting.

Section 2.2.  Special Meetings.  Except as otherwise required by applicable law or provided in the Corporation’s Amended and Restated Articles of Incorporation, as the same may be amended or restated from time to time (the “Articles of Incorporation”), special meetings of stockholders, for any purpose or purposes, may be called only by the Chairman of the Board, Chief Executive Officer, the President or the Board pursuant to a resolution adopted by a majority of the Whole Board (as defined below). Special meetings may also be called by stockholders entitled to cast not less than ten percent of the votes at the meeting being called. Special meetings of stockholders shall be held at such place and time and on such date as shall be determined by the Board and stated in the Corporation’s notice of the meeting. “Whole Board” shall mean the total number of directors the Corporation would have if there were no vacancies.

Section 2.3.  Notices.  Notice of each stockholders meeting stating the place, if any, date, and time of the meeting, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, shall be given in the manner permitted by Section 9.3 to each stockholder entitled to vote thereat by the Corporation not less than 10 nor more than 60 days before the date of the meeting. If said notice is for a stockholders meeting other than an annual meeting, it shall in addition state the purpose or purposes for which the meeting is called, and the business transacted at such meeting shall be limited to the matters so stated in the Corporation’s notice of meeting (or any supplement thereto). Any meeting of stockholders as to which notice has been given may be postponed, and any special meeting of stockholders as to which notice has been given may be cancelled, by the Board upon public announcement (as defined in Section 2.7(c)) given before the date previously scheduled for such meeting.

Section 2.4.  Quorum.  Except as otherwise provided by applicable law, the Articles of Incorporation or these Bylaws, the presence, in person or by proxy, at a stockholders meeting of the holders of shares of outstanding capital stock of the Corporation representing a majority of the voting power of all outstanding shares of capital stock of the Corporation entitled to vote at such meeting shall constitute a quorum for the transaction of business at such meeting, except that when specified business is to be voted on by a class or series of stock voting as a class, the holders of shares representing a majority of the voting power of the outstanding shares of such class or series shall constitute a quorum of such class or series for the transaction of such business. If a quorum shall not be present or represented by proxy at any meeting of the stockholders, the chairman of the meeting may adjourn the meeting from time to time in the manner provided in Section 2.6 until a quorum shall attend. The stockholders present at a duly convened meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the voting power of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any such other corporation to vote shares held by it in a fiduciary capacity.

Section 2.5. Voting of Shares.

(a) Voting Lists.  The Secretary shall prepare, or shall cause the officer or agent who has charge of the stock ledger of the Corporation to prepare, at least 10 days before every meeting of stockholders, a complete list of the stockholders of record entitled to vote thereat arranged in alphabetical order and showing the address and the number of shares registered in the name of each stockholder. Nothing contained in this Section 2.5(a) shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least 10 days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. To the extent permitted by law, the stock ledger, which shall be in a form prescribed by Chapter 78 of the Nevada Revised Statutes (the “NRS”) or other statutes or laws of the State of Nevada, shall be the only evidence as to who are the stockholders entitled to examine the list required by this Section 2.5(a) or to vote in person or by proxy at any meeting of stockholders.

(b) Manner of Voting.  At any stockholders meeting, every stockholder entitled to vote may vote in person or by proxy. If authorized by the Board, the voting by stockholders or proxyholders at any meeting may be effected by a ballot submitted by electronic transmission (as defined in Section 9.3), provided that any such electronic transmission must either set forth or be submitted with information from which the Corporation can determine that the electronic transmission was authorized by the stockholder or proxyholder. The Board, in its discretion, or the chairman of the meeting of stockholders, in such person’s discretion, may require that any votes cast at such meeting shall be cast by written ballot.

(c) Proxies.  Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after six months from its date, unless the proxy provides for a longer period, provided such longer period may not exceed seven years from its date. Proxies need not be filed with the Secretary of the Corporation until the meeting is called to order, but shall be filed with the Secretary before being voted. Without limiting the manner in which a stockholder may authorize another person or persons to act for such stockholder as proxy, either of the following shall constitute a valid means by which a stockholder may grant such authority.

(i) A stockholder may execute a writing authorizing another person or persons to act for such stockholder as proxy. Execution may be accomplished by the stockholder or such stockholder’s authorized officer, director, employee or agent signing such writing or causing such person’s signature to be affixed to such writing by any reasonable means, including, but not limited to, by facsimile signature.

(ii) A stockholder may authorize another person or persons to act for such stockholder as proxy by transmitting or authorizing the transmission of an electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder.

Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission authorizing another person or persons to act as proxy for a stockholder may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used; provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

(d) Required Vote.  Subject to the rights of the holders of one or more series of preferred stock of the Corporation (“Preferred Stock”), voting separately by class or series, to elect directors pursuant to the terms of one or more series of Preferred Stock, the election of directors shall be determined by a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon. All other matters shall be determined by the vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon, unless the matter is one upon which, by applicable law, the Articles of Incorporation, these Bylaws or applicable stock exchange rules, a different vote is required, in which case such provision shall govern and control the decision of such matter.

(e) Inspectors of Election.  The Board may, and shall if required by law, in advance of any meeting of stockholders, appoint one or more persons as inspectors of election, who may be employees of the Corporation or otherwise serve the Corporation in other capacities, to act at such meeting of stockholders or any adjournment thereof and to make a written report thereof. The Board may appoint one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspectors of election or alternates are appointed by the Board, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall ascertain and report the number of outstanding shares and the voting power of each; determine the number of shares present in person or represented by proxy at the meeting and the validity of proxies and ballots; count all votes and ballots and report the results; determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. No person who is a candidate for an office at an election may serve as an inspector at such election. Each report of an inspector shall be in writing and signed by the inspector or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors.

Section 2.6.  Adjournments.  Any meeting of stockholders, annual or special, may be adjourned by the chairman of the meeting, from time to time, whether or not there is a quorum, to reconvene at the same or some other place. Notice need not be given of any such adjourned meeting if the date, time, place, if any, thereof, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting the stockholders, or the holders of any class or series of stock entitled to vote separately as a class, as the case may be, may transact any business that might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 2.7.  Advance Notice for Business.

(a) Annual Meetings of Stockholders.  No business may be transacted at an annual meeting of stockholders, other than business that is either (i) specified in the Corporation’s notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the annual meeting by or at the direction of the Board or (iii) otherwise properly brought before the annual meeting by any stockholder of the Corporation (x) who is a stockholder of record on the date of the giving of the notice provided for in this Section 2.7(a) and on the record date for the determination of stockholders entitled to vote at such annual meeting and (y) who complies with the notice procedures set forth in this Section 2.7(a). Notwithstanding anything in this Section 2.7(a) to the contrary, only persons nominated for election as a director at an annual meeting pursuant to Section 3.2 will be considered for election at such meeting.

(i) In addition to any other applicable requirements, for business (other than nominations) to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation and such business must otherwise be a proper matter for stockholder action. Subject to Section 2.7(a)(iii), a stockholder’s notice to the Secretary with respect to such business, to be timely, must be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 45 days before or after such anniversary date, notice by the stockholder to be timely must be so received not earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Corporation. The public announcement of an adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder’s notice as described in this Section 2.7(a).

(ii) To be in proper written form, a stockholder’s notice to the Secretary with respect to any business (other than nominations) must set forth as to each such matter such stockholder proposes to bring before the annual meeting (A) a brief description of the business desired to be brought before the annual meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event such business includes a proposal to amend these Bylaws, the language of the proposed amendment) and the reasons for conducting such business at the annual meeting, (B) the name and record address of such stockholder and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (C) the class or series and number of shares of capital stock of the Corporation that are owned beneficially and of record by such stockholder and by the beneficial owner, if any, on whose behalf the proposal is made, (D) a description of all arrangements or understandings between such stockholder and the beneficial owner, if any, on whose behalf the proposal is made and any other person or persons (including their names) in connection with the proposal of such business by such stockholder, (E) any material interest of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made in such business and (F) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

(iii) The foregoing notice requirements of this Section 2.7(a) shall be deemed satisfied by a stockholder as to any proposal (other than nominations) if the stockholder has notified the Corporation of such stockholder’s intention to present such proposal at an annual meeting in compliance with Rule 14a-8 (or any successor thereof) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such stockholder has complied with the requirements of such Rule for inclusion of such proposal in a proxy statement prepared by the Corporation to solicit proxies for such annual meeting. No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 2.7(a), provided, however, that once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Section 2.7(a) shall be deemed to preclude discussion by any stockholder of any such business. If the Board or the chairman of the annual meeting determines that any stockholder proposal was not made in accordance with the provisions of this Section 2.7(a) or that the information provided in a stockholder’s notice does not satisfy the information requirements of this Section 2.7(a), such proposal shall not be presented for action at the annual meeting. Notwithstanding the foregoing provisions of this Section 2.7(a), if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting of stockholders of the Corporation to present the proposed business, such proposed business shall not be transacted, notwithstanding that proxies in respect of such matter may have been received by the Corporation.

(iv) In addition to the provisions of this Section 2.7(a), a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section 2.7(a) shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

(b) Special Meetings of Stockholders.  Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting only pursuant to Section 3.2.

(c) Public Announcement.  For purposes of these Bylaws, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

Section 2.8.  Conduct of Meetings.  The chairman of each annual and special meeting of stockholders shall be the Chairman of the Board or, in the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) or, in the absence (or inability or refusal to act of the Chief Executive Officer or if the Chief Executive Officer is not a director, the President (if he or she shall be a director) or, in the absence (or inability or refusal to act) of the President or if the President is not a director, such other person as shall be appointed by the Board. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the chairman of the meeting. The Board may adopt such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with these Bylaws or such rules and regulations as adopted by the Board, the chairman of any meeting of stockholders shall have the right and authority to convene and to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the chairman of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present; (c) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (e) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure. The secretary of each annual and special meeting of stockholders shall be the Secretary or, in the absence (or inability or refusal to act) of the Secretary, an Assistant Secretary so appointed to act by the chairman of the meeting. In the absence (or inability or refusal to act) of the Secretary and all Assistant Secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting.

Section 2.9.  Consents of Stockholders in Lieu of Meeting.  Any action required or permitted to be taken by the stockholders of the Corporation at a duly called annual or special meeting of the stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having at least a majority of the voting power of the Corporation, unless a different proportion of voting power is required for such action at a meeting in which case that proportion of written consents shall be required and shall be delivered to the Corporation to its registered office in the State of Nevada, the Corporation’s principal place of business, or the Secretary of the Corporation. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the date the earliest dated consent is delivered to the Corporation, a written consent or consents signed by a sufficient number of holders to take such action are delivered to the Corporation by delivery to the Corporation’s registered office in the State of Nevada, the Corporation’s principal place of business, or the Secretary. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested, or electronic transmission. No consent given by electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and delivered to the Corporation by delivery either to the Corporation’s registered office in the State of Nevada, the Corporation’s principal place of business, or the Secretary of the Corporation. Delivery made to the Corporation’s registered office shall be made by hand or by certified or registered mail, return receipt requested. Notwithstanding the limitations on delivery in the previous sentence, consents given by electronic transmission may be otherwise delivered to the Corporation’s principal place of business or to the Secretary if, to the extent, and in the manner provided by resolution of the Board. Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used; provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing.

ARTICLE III

DIRECTORS

Section 3.1.  Powers.  The business and affairs of the Corporation shall be managed by or under the direction of the Board, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Articles of Incorporation or by these Bylaws required to be exercised or done by the stockholders. Directors need not be stockholders or residents of the State of Nevada.

Section 3.2.  Number.  The number of directors of the Corporation shall be fixed from time to time exclusively by the Board pursuant to a resolution adopted by a majority of the Whole Board. Until otherwise fixed by resolution of the Board, the Board shall consist of seven (7) directors. Each director shall serve on the Board for a one (1) year term.

. A director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

Section 3.4.  Advance Notice for Nomination of Directors.

(a) Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors by the stockholders of the Corporation, except as may be otherwise provided by the terms of one or more series of Preferred Stock with respect to the rights of holders of one or more series of Preferred Stock to elect directors. Nominations of persons for election to the Board at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors as set forth in the Corporation’s notice of such special meeting, may be made (i) by or at the direction of the Board or (ii) by any stockholder of the Corporation (x) who is a stockholder of record on the date of the giving of the notice provided for in this Section 3.4 and on the record date for the determination of stockholders entitled to vote at such meeting and (y) who complies with the notice procedures set forth in this Section 3.4.

(b) In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation. To be timely, a stockholder’s notice to the Secretary must be received by the Secretary at the principal executive offices of the Corporation (i) in the case of an annual meeting, not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 45 days before or after such anniversary date, notice by the stockholder to be timely must be so received not earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting was first made by the Corporation; and (ii) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the 10th day following the day on which public announcement of the date of the special meeting is first made by the Corporation. In no event shall the public announcement of an adjournment of an annual meeting or special meeting commence a new time period for the giving of a stockholder’s notice as described in this Section 3.4.

(c) Notwithstanding anything in paragraph (b) to the contrary, in the event that the number of directors to be elected to the Board at an annual meeting is greater than the number of directors whose terms expire on the date of the annual meeting and there is no public announcement by the Corporation naming all of the nominees for the additional directors to be elected or specifying the size of the increased Board before the close of business on the 90th day prior to the anniversary date of the immediately preceding annual meeting of stockholders, a stockholder’s notice required by this Section 3.4 shall also be considered timely, but only with respect to nominees for the additional directorships created by such increase that are to be filled by election at such annual meeting, if it shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the date on which such public announcement was first made by the Corporation.

(d) To be in proper written form, a stockholder’s notice to the Secretary must set forth (i) as to each person whom the stockholder proposes to nominate for election as a director (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares of capital stock of the Corporation that are owned beneficially or of record by the person and (D) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (ii) as to the stockholder giving the notice (A) the name and record address of such stockholder and the name and address of the beneficial owner, if any, on whose behalf the nomination is made, (B) the class or series and number of shares of capital stock of the Corporation that are owned beneficially and of record by such stockholder and the beneficial owner, if any, on whose behalf the nomination is made, (C) a description of all arrangements or understandings relating to the nomination to be made by such stockholder among such stockholder, the beneficial owner, if any, on whose behalf the nomination is made, each proposed nominee and any other person or persons (including their names), (D) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (E) any other information relating to such stockholder and the beneficial owner, if any, on whose behalf the nomination is made that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

(e) If the Board or the chairman of the meeting of stockholders determines that any nomination was not made in accordance with the provisions of this Section 3.4, then such nomination shall not be considered at the meeting in question. Notwithstanding the foregoing provisions of this Section 3.4, if the stockholder (or a qualified representative of the stockholder) does not appear at the meeting of stockholders of the Corporation to present the nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such nomination may have been received by the Corporation.

(f) In addition to the provisions of this Section 3.4, a stockholder shall also comply with all of the applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section 3.4 shall be deemed to affect any rights of the holders of Preferred Stock to elect directors pursuant to the Articles of Incorporation or the right of the Board to fill newly created directorships and vacancies on the Board pursuant to the Articles of Incorporation.

Section 3.5.  Compensation.  Unless otherwise restricted by the Articles of Incorporation or these Bylaws, the Board shall have the authority to fix the compensation of directors. The directors may be reimbursed their expenses, if any, of attendance at each meeting of the Board and may be paid either a fixed sum for attendance at each meeting of the Board or other compensation as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of committees of the Board may be allowed like compensation and reimbursement of expenses for service on the committee.

. Newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause may be filled solely by a majority vote of the directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders), and any director so chosen shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

. Any or all of the directors may be removed from office at any time but only for cause and only by the affirmative vote of holders not representing less than two-thirds of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote.

. Unless and except to the extent that these Bylaws shall so require, the election of directors need not be by written ballot.

ARTICLE IV

BOARD MEETINGS

Section 4.1.  Annual Meetings.  The Board shall meet as soon as practicable after the adjournment of each annual stockholders meeting at the place of the annual stockholders meeting unless the Board shall fix another time and place and give notice thereof in the manner required herein for special meetings of the Board. No notice to the directors shall be necessary to legally convene this meeting, except as provided in this Section 4.1.

Section 4.2.  Regular Meetings.  Regularly scheduled, periodic meetings of the Board may be held without notice at such times, dates and places as shall from time to time be determined by the Board by resolution.

Section 4.3.  Special Meetings.  Special meetings of the Board (a) may be called by the Chairman of the Board, Chief Executive Officer or President and (b) shall be called by the Chairman of the Board, Chief Executive Officer, President or Secretary on the written request of at least a majority of directors then in office, or the sole director, as the case may be, and shall be held at such time, date and place as may be determined by the person calling the meeting or, if called upon the request of directors or the sole director, as specified in such written request. Notice of each special meeting of the Board shall be given, as provided in Section 9.3, to each director (i) at least 24 hours before the meeting if such notice is oral notice given personally or by telephone or written notice given by hand delivery or by means of a form of electronic transmission and delivery; (ii) at least two days before the meeting if such notice is sent by a nationally recognized overnight delivery service; and (iii) at least five days before the meeting if such notice is sent through the United States mail. If the Secretary shall fail or refuse to give such notice, then the notice may be given by the officer who called the meeting or the directors who requested the meeting. Any and all business that may be transacted at a regular meeting of the Board may be transacted at a special meeting. Except as may be otherwise expressly provided by applicable law, the Articles of Incorporation, or these Bylaws, neither the business to be transacted at, nor the purpose of, any special meeting need be specified in the notice or waiver of notice of such meeting. A special meeting may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in accordance with Section 9.4.

Section 4.4.  Quorum; Required Vote.  A majority of the Whole Board shall constitute a quorum for the transaction of business at any meeting of the Board, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board, except as may be otherwise specifically provided by applicable law, the Articles of Incorporation or these Bylaws. If a quorum shall not be present at any meeting, a majority of the directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

Section 4.5.  Consent In Lieu of Meeting.  Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board or any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions (or paper reproductions thereof) are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 4.6.  Organization.  The chairman of each meeting of the Board shall be the Chairman of the Board or, in the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) or, in the absence (or inability or refusal to act) of the Chief Executive Officer or if the Chief Executive Officer is not a director, the President (if he or she shall be a director) or in the absence (or inability or refusal to act) of the President or if the President is not a director, a chairman elected from the directors present. The Secretary shall act as secretary of all meetings of the Board. In the absence (or inability or refusal to act) of the Secretary, an Assistant Secretary shall perform the duties of the Secretary at such meeting. In the absence (or inability or refusal to act) of the Secretary and all Assistant Secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting.

ARTICLE V

COMMITTEES OF DIRECTORS

Section 5.1.  Establishment.  The Board by resolution passed by a majority of the Whole Board may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. Each committee shall keep regular minutes of its meetings and report the same to the Board when required. The Board shall have the power at any time to fill vacancies in, to change the membership of, or to dissolve any such committee.

Section 5.2.  Available Powers.  Any committee established pursuant to Section 5.1 hereof, to the extent permitted by applicable law and by resolution of the Board, shall have and may exercise all of the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it.

Section 5.3.  Alternate Members.  The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee.

Section 5.4.  Procedures.  Unless the Board otherwise provides, the time, date, place, if any, and notice of meetings of a committee shall be determined by such committee. At meetings of a committee, a majority of the number of members of the committee (but not including any alternate member, unless such alternate member has replaced any absent or disqualified member at the time of, or in connection with, such meeting) shall constitute a quorum for the transaction of business. The act of a majority of the members present at any meeting at which a quorum is present shall be the act of the committee, except as otherwise specifically provided by applicable law, the Articles of Incorporation, these Bylaws or the Board. If a quorum is not present at a meeting of a committee, the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present. Unless the Board otherwise provides and except as provided in these Bylaws, each committee designated by the Board may make, alter, amend and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board is authorized to conduct its business pursuant to Article III and Article IV of these Bylaws.

ARTICLE VI

OFFICERS

Section 6.1.  Officers.  The officers of the Corporation elected by the Board shall be a Chairman of the Board, a Chief Executive Officer, a President, a Treasurer, a Secretary and such other officers (including without limitation a Chief Financial Officer, Vice Presidents, Assistant Secretaries and Assistant Treasurers) as the Board from time to time may determine. Officers elected by the Board shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article VI. Such officers shall also have such powers and duties as from time to time may be conferred by the Board. The Chairman of the Board, Chief Executive Officer or President may also appoint such other officers (including without limitation one or more Vice Presidents and Controllers) as may be necessary or desirable for the conduct of the business of the Corporation. Such other officers shall have such powers and duties and shall hold their offices for such terms as may be provided in these Bylaws or as may be prescribed by the Board or, if such officer has been appointed by the Chairman of the Board, Chief Executive Officer or President, as may be prescribed by the appointing officer.

(a) Chairman of the Board.  The Chairman of the Board shall preside when present at all meetings of the stockholders and the Board. The Chairman of the Board shall advise and counsel the Chief Executive Officer and other officers and shall exercise such powers and perform such duties as shall be assigned to or required of the Chairman of the Board from time to time by the Board or these Bylaws.

(b) Chief Executive Officer.  The Chief Executive Officer shall be the chief executive officer of the Corporation, shall have general supervision of the affairs of the Corporation and general control of all of its business subject to the ultimate authority of the Board, and shall be responsible for the execution of the policies of the Board. In the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) shall preside when present at all meetings of the stockholders and the Board.

(c) President.  The President shall be the chief operating officer of the Corporation, shall have general management and control of the day-to-day business operations of the Corporation and shall report to the Board. The President shall put into operation the business policies of the Corporation as determined by the Chief Executive Officer and the Board. The President shall make recommendations to the Chief Executive Officer on all operational matters that would normally be reserved for the final executive responsibility of the Chief Executive Officer. In the absence (or inability or refusal to act) of the Chairman of the Board and Chief Executive Officer, the President (if he or she shall be a director) shall preside when present at all meetings of the stockholders and the Board.

(d) Vice Presidents.  In the absence (or inability or refusal to act) of the President, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated by the Board) shall perform the duties and have the powers of the President. Any one or more of the Vice Presidents may be given an additional designation of rank or function.

(e) Secretary.

(i) The Secretary shall attend all meetings of the stockholders, the Board and (as required) committees of the Board and shall record the proceedings of such meetings in books to be kept for that purpose. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board and shall perform such other duties as may be prescribed by the Board, the Chairman of the Board, Chief Executive Officer or the President. The Secretary shall have custody of the corporate seal of the Corporation and the Secretary, or any Assistant Secretary, shall have authority to affix the same to any instrument requiring it, and when so affixed, it may be attested by his or her signature or by the signature of such Assistant Secretary. The Board may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing thereof by his or her signature.

(ii) The Secretary shall keep, or cause to be kept, at the principal executive office of the Corporation or at the office of the Corporation’s transfer agent or registrar, if one has been appointed, a stock ledger, or duplicate stock ledger, showing the names of the stockholders and their addresses, the number and classes of shares held by each and, with respect to certificated shares, the number and date of certificates issued for the same and the number and date of certificates cancelled.

(f) Assistant Secretaries.  The Assistant Secretary or, if there be more than one, the Assistant Secretaries in the order determined by the Board shall, in the absence (or inability or refusal to act) of the Secretary, perform the duties and have the powers of the Secretary.

(g) Treasurer.  The Treasurer shall perform all duties commonly incident to that office (including, without limitation, the care and custody of the funds and securities of the Corporation which from time to time may come into the Treasurer’s hands and the deposit of the funds of the Corporation in such banks or trust companies as the Board, the Chief Executive Officer or the President may authorize).

(h) Assistant Treasurers.  The Assistant Treasurer or, if there shall be more than one, the Assistant Treasurers in the order determined by the Board shall, in the absence (or inability or refusal to act) of the Treasurer, perform the duties and exercise the powers of the Treasurer.

Section 6.2.  Term of Office; Removal; Vacancies.  The elected officers of the Corporation shall be elected annually by the Board at its first meeting held after each annual meeting of stockholders. All officers elected by the Board shall hold office until the next annual meeting of the Board and until their successors are duly elected and qualified or until their earlier death, resignation, retirement, disqualification, or removal from office. Any officer may be removed, with or without cause, at any time by the Board. Any officer appointed by the Chairman of the Board, Chief Executive Officer or President may also be removed, with or without cause, by the Chairman of the Board, Chief Executive Officer or President, as the case may be, unless the Board otherwise provides. Any vacancy occurring in any elected office of the Corporation may be filled by the Board. Any vacancy occurring in any office appointed by the Chairman of the Board, Chief Executive Officer or President may be filled by the Chairman of the Board, Chief Executive Officer or President, as the case may be, unless the Board then determines that such office shall thereupon be elected by the Board, in which case the Board shall elect such officer.

Section 6.3.  Other Officers.  The Board may delegate the power to appoint such other officers and agents, and may also remove such officers and agents or delegate the power to remove same, as it shall from time to time deem necessary or desirable.

Section 6.4.  Multiple Officeholders; Stockholder and Director Officers.  Any number of offices may be held by the same person unless the Articles of Incorporation or these Bylaws otherwise provide. Officers need not be stockholders or residents of the State of Nevada.

ARTICLE VII

SHARES

Section 7.1.  Certificated and Uncertificated Shares.  The shares of the Corporation shall be represented by certificates, provided that the Board may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed in accordance with Section 7.3 representing the number of shares registered in certificate form. The Corporation shall not have power to issue a certificate representing shares in bearer form.

Section 7.2.  Multiple Classes of Stock.  If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the Corporation shall (a) cause the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences or rights to be set forth in full or summarized on the face or back of any certificate that the Corporation issues to represent shares of such class or series of stock or (b) in the case of uncertificated shares, within a reasonable time after the issuance or transfer of such shares, send to the registered owner thereof a written notice containing the information required to be set forth on certificates as specified in clause (a) above; provided, however, that, except as otherwise provided by applicable law, in lieu of the foregoing requirements, there may be set forth on the face or back of such certificate or, in the case of uncertificated shares, on such written notice a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences or rights.

Section 7.3.  Signatures.  Each certificate representing capital stock of the Corporation shall be signed by or in the name of the Corporation. Any or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar on the date of issue.

Section 7.4.  Consideration and Payment for Shares.

(a) Subject to applicable law and the Articles of Incorporation, shares of stock may be issued for such consideration, having in the case of shares with par value a value not less than the par value thereof, and to such persons, as determined from time to time by the Board. The consideration may consist of any tangible or intangible property or benefit to the Corporation including cash, promissory notes, services performed, contracts for services to be performed or other securities.

(b) Subject to applicable law and the Articles of Incorporation, shares may not be issued until the full amount of the consideration has been paid, unless upon the face or back of each certificate issued to represent any partly paid shares of capital stock or upon the books and records of the Corporation in the case of partly paid uncertificated shares, there shall have been set forth the total amount of the consideration to be paid therefor and the amount paid thereon up to and including the time said certificate representing certificated shares or said uncertificated shares are issued.

Section 7.5.  Lost, Destroyed or Wrongfully Taken Certificates.

(a) If an owner of a certificate representing shares claims that such certificate has been lost, destroyed or wrongfully taken, the Corporation shall issue a new certificate representing such shares or such shares in uncertificated form if the owner: (i) requests such a new certificate before the Corporation has notice that the certificate representing such shares has been acquired by a protected purchaser; (ii) if requested by the Corporation, delivers to the Corporation a bond sufficient to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, wrongful taking or destruction of such certificate or the issuance of such new certificate or uncertificated shares; and (iii) satisfies other reasonable requirements imposed by the Corporation.

(b) Except as otherwise may be provided by the NRS or Nevada law, if a certificate representing shares has been lost, apparently destroyed or wrongfully taken, and the owner fails to notify the Corporation of that fact within a reasonable time after the owner has notice of such loss, apparent destruction or wrongful taking and the Corporation registers a transfer of such shares before receiving notification, the owner shall be precluded from asserting against the Corporation any claim for registering such transfer or a claim to a new certificate representing such shares or such shares in uncertificated form.

Section 7.6.  Transfer of Stock.

(a) If a certificate representing shares of the Corporation is presented to the Corporation with an endorsement requesting the registration of transfer of such shares or an instruction is presented to the Corporation requesting the registration of transfer of uncertificated shares, the Corporation shall register the transfer as requested if:

(i) in the case of certificated shares, the certificate representing such shares has been surrendered;

(ii) (A) with respect to certificated shares, the indorsement is made by the person specified by the certificate as entitled to such shares; (B) with respect to uncertificated shares, an instruction is made by the registered owner of such uncertificated shares; or (C) with respect to certificated shares or uncertificated shares, the indorsement or instruction is made by any other appropriate person or by an agent who has actual authority to act on behalf of the appropriate person;

(iii) the Corporation has received a guarantee of signature of the person signing such indorsement or instruction or such other reasonable assurance that the indorsement or instruction is genuine and authorized as the Corporation may request;

(iv) the transfer does not violate any restriction on transfer imposed by the Corporation that is enforceable in accordance with Section 7.8(a); and

(v) such other conditions for such transfer as shall be provided for under applicable law have been satisfied.

(b) Whenever any transfer of shares shall be made for collateral security and not absolutely, the Corporation shall so record such fact in the entry of transfer if, when the certificate for such shares is presented to the Corporation for transfer or, if such shares are uncertificated, when the instruction for registration of transfer thereof is presented to the Corporation, both the transferor and transferee request the Corporation to do so.

Section 7.7.  Registered Stockholders.  Before due presentment for registration of transfer of a certificate representing shares of the Corporation or of an instruction requesting registration of transfer of uncertificated shares, the Corporation may treat the registered owner as the person exclusively entitled to inspect for any proper purpose the stock ledger and the other books and records of the Corporation, vote such shares, receive dividends or notifications with respect to such shares and otherwise exercise all the rights and powers of the owner of such shares, except that a person who is the beneficial owner of such shares (if held in a voting trust or by a nominee on behalf of such person) may, upon providing documentary evidence of beneficial ownership of such shares and satisfying such other conditions as are provided under applicable law, may also so inspect the books and records of the Corporation.

Section 7.8.  Effect of the Corporation’s Restriction on Transfer.

(a) A written restriction on the transfer or registration of transfer of shares of the Corporation or on the amount of shares of the Corporation that may be owned by any person or group of persons, to the extent permitted by the NRS and noted conspicuously on the certificate representing such shares or, in the case of uncertificated shares, contained in a notice sent by the Corporation to the registered owner of such shares within a reasonable time after the issuance or transfer of such shares, may be enforced against the holder of such shares or any successor or transferee of the holder including an executor, administrator, trustee, guardian or other fiduciary entrusted with like responsibility for the person or estate of the holder.

(b) A restriction imposed by the Corporation on the transfer or the registration of shares of the Corporation or on the amount of shares of the Corporation that may be owned by any person or group of persons, even if otherwise lawful, is ineffective against a person without actual knowledge of such restriction unless: (i) the shares are certificated and such restriction is noted conspicuously on the certificate; or (ii) the shares are uncertificated and such restriction was contained in a notice sent by the Corporation to the registered owner of such shares within a reasonable time after the issuance or transfer of such shares.

Section 7.9.  Regulations.  The Board shall have power and authority to make such additional rules and regulations, subject to any applicable requirement of law, as the Board may deem necessary and appropriate with respect to the issue, transfer or registration of transfer of shares of stock or certificates representing shares. The Board may appoint one or more transfer agents or registrars and may require for the validity thereof that certificates representing shares bear the signature of any transfer agent or registrar so appointed.

ARTICLE VIII

INDEMNIFICATION

Section 8.1.  Right to Indemnification.  Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter a “Covered Person”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized or permitted by applicable law, as the same exists or may hereafter be amended, against all expense, liability and loss (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred or suffered by such Covered Person in connection with such proceeding; provided, however, that, except as provided in Section 8.3 with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify a Covered Person in connection with a proceeding (or part thereof) initiated by such Covered Person only if such proceeding (or part thereof) was authorized by the Board.

Section 8.2.  Right to Advancement of Expenses.  In addition to the right to indemnification conferred in Section 8.1, a Covered Person shall also have the right to be paid by the Corporation the expenses (including, without limitation, attorneys’ fees) incurred in defending, testifying, or otherwise participating in any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that an advancement of expenses incurred by a Covered Person in his or her capacity as a director or officer of the Corporation (and not in any other capacity in which service was or is rendered by such Covered Person, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such Covered Person, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such Covered Person is not entitled to be indemnified for such expenses under this Article VIII or otherwise.

Section 8.3.  Right of Indemnitee to Bring Suit.  If a claim under Section 8.1 or Section 8.2 is not paid in full by the Corporation within 60 days after a written claim therefor has been received by the Corporation, except in the case of a claim for an advancement of expenses, or except as otherwise provided herein, in which case the applicable period shall be 20 days, the Covered Person may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Covered Person shall also be entitled to be paid the expense of prosecuting or defending such suit. In (a) any suit brought by the Covered Person to enforce a right to indemnification hereunder (but not in a suit brought by a Covered Person to enforce a right to an advancement of expenses) it shall be a defense that, and (b) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the Covered Person has not met any applicable standard for indemnification set forth in the NRS. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Covered Person is proper in the circumstances because the Covered Person has met the applicable standard of conduct set forth in the NRS, nor an actual determination by the Corporation (including a determination by its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the Covered Person has not met such applicable standard of conduct, shall create a presumption that the Covered Person has not met the applicable standard of conduct or, in the case of such a suit brought by the Covered Person, shall be a defense to such suit. In any suit brought by the Covered Person to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Covered Person is not entitled to be indemnified, or to such advancement of expenses, under this Article VIII or otherwise shall be on the Corporation.

Section 8.4.  Non-Exclusivity of Rights.  The rights provided to Covered Persons pursuant to this Article VIII shall not be exclusive of any other right which any Covered Person may have or hereafter acquire under applicable law, the Articles of Incorporation, these Bylaws, an agreement, a vote of stockholders or disinterested directors, or otherwise.

Section 8.5.  Insurance.  The Corporation may maintain insurance, at its expense, to protect itself and/or any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the NRS.

Section 8.6.  Indemnification of Other Persons.  This Article VIII shall not limit the right of the Corporation to the extent and in the manner authorized or permitted by law to indemnify and to advance expenses to persons other than Covered Persons. Without limiting the foregoing, the Corporation may, to the extent authorized from time to time by the Board, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation and to any other person who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, to the fullest extent of the provisions of this Article VIII with respect to the indemnification and advancement of expenses of Covered Persons under this Article VIII.

Section 8.7.  Amendments.  Any repeal or amendment of this Article VIII by the Board or the stockholders of the Corporation or by changes in applicable law, or the adoption of any other provision of these Bylaws inconsistent with this Article VIII, will, to the extent permitted by applicable law, be prospective only (except to the extent such amendment or change in applicable law permits the Corporation to provide broader indemnification rights to Covered Persons on a retroactive basis than permitted prior thereto), and will not in any way diminish or adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.

Section 8.8  Certain Definitions.  For purposes of this Article VIII, (a) references to “other enterprise” shall include any employee benefit plan; (b) references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; (c) references to “serving at the request of the Corporation” shall include any service that imposes duties on, or involves services by, a person with respect to any employee benefit plan, its participants, or beneficiaries; and (d) a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interest of the Corporation” for purposes of the NRS, except as such term may otherwise be defined under Nevada law.

Section 8.9.  Contract Rights.  The rights provided to Covered Persons pursuant to this Article VIII shall be contract rights and such rights shall continue as to a Covered Person who has ceased to be a director, officer, agent or employee and shall inure to the benefit of the Covered Person’s heirs, executors and administrators.

Section 8.10.  Severability.  If any provision or provisions of this Article VIII shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Article VIII shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Article VIII (including, without limitation, each such portion of this Article VIII containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

ARTICLE IX

MISCELLANEOUS

Section 9.l.  Place of Meetings.  If the place of any meeting of stockholders, the Board or committee of the Board for which notice is required under these Bylaws is not designated in the notice of such meeting, such meeting shall be held at the principal business office of the Corporation.

Section 9.2.  Fixing Record Dates.

(a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

(b) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

Section 9.3.  Means of Giving Notice.

(a) Notice to Directors.  Whenever under applicable law, the Articles of Incorporation or these Bylaws notice is required to be given to any director, such notice shall be given either (i) in writing and sent by hand delivery, through the United States mail, or by a nationally recognized overnight delivery service for next day delivery, (ii) by means of facsimile telecommunication or other form of electronic transmission, or (iii) by oral notice given personally or by telephone. A notice to a director will be deemed given as follows: (i) if given by hand delivery, orally, or by telephone, when actually received by the director, (ii) if sent through the United States mail, when deposited in the United States mail, with postage and fees thereon prepaid, addressed to the director at the director’s address appearing on the records of the Corporation, (iii) if sent for next day delivery by a nationally recognized overnight delivery service, when deposited with such service, with fees thereon prepaid, addressed to the director at the director’s address appearing on the records of the Corporation, (iv) if sent by facsimile telecommunication, when sent to the facsimile transmission number for such director appearing on the records of the Corporation, (v) if sent by electronic mail, when sent to the electronic mail address for such director appearing on the records of the Corporation, or (vi) if sent by any other form of electronic transmission, when sent to the address, location or number (as applicable) for such director appearing on the records of the Corporation.

(b) Notice to Stockholders.  Whenever under applicable law, the Articles of Incorporation or these Bylaws notice is required to be given to any stockholder, such notice may be given (i) in writing and sent either by hand delivery, through the United States mail, or by a nationally recognized overnight delivery service for next day delivery, or (ii) by means of a form of electronic transmission consented to by the stockholder, to the extent permitted by, and subject to the conditions set forth in the NRS. A notice to a stockholder shall be deemed given as follows: (i) if given by hand delivery, when actually received by the stockholder, (ii) if sent through the United States mail, when deposited in the United States mail, with postage and fees thereon prepaid, addressed to the stockholder at the stockholder’s address upon the records of the Corporation, and (iii) if given by a form of electronic transmission consented to by the stockholder to whom the notice is given and otherwise meeting the requirements set forth above, (A) if by facsimile transmission, when directed to a number at which the stockholder has consented to receive notice, (B) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice, (C) if by a posting on an electronic network together with separate notice to the stockholder of such specified posting, upon the later of (1) such posting and (2) the giving of such separate notice, and (D) if by any other form of electronic transmission, when directed to the stockholder. A stockholder may revoke such stockholder’s consent to receiving notice by means of electronic communication by giving written notice of such revocation to the Corporation. Any such consent shall be deemed revoked if (1) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent and (2) such inability becomes known to the Secretary or an Assistant Secretary or to the Corporation’s transfer agent, or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

(c) Electronic Transmission.  “Electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process, including but not limited to transmission by telex, facsimile telecommunication, electronic mail, telegram and cablegram.

Section 9.4.  Waiver of Notice.  Whenever any notice is required to be given under applicable law, the Articles of Incorporation, or these Bylaws, a written waiver of such notice, signed before or after the date of such meeting by the person or persons entitled to said notice, or a waiver by electronic transmission by the person entitled to said notice, shall be deemed equivalent to such required notice. All such waivers shall be kept with the books of the Corporation. Attendance at a meeting shall constitute a waiver of notice of such meeting, except where a person attends for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened.

Section 9.5.  Meeting Attendance via Remote Communication Equipment.

(a) Stockholder Meetings.  If authorized by the Board in its sole discretion, and subject to such guidelines and procedures as the Board may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication:

(i) participate in a meeting of stockholders; and

(ii) be deemed present in person and vote at a meeting of stockholders, provided that (A) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (B) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (C) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such votes or other action shall be maintained by the Corporation.

(b) Board Meetings.  Unless otherwise restricted by applicable law, the Articles of Incorporation or these Bylaws, members of the Board or any committee thereof may participate in a meeting of the Board or any committee thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other. Such participation in a meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened.

Section 9.6.  Dividends.  The Board may from time to time declare, and the Corporation may pay, dividends (payable in cash, property or shares of the Corporation’s capital stock) on the Corporation’s outstanding shares of capital stock, subject to Nevada law and the Articles of Incorporation.

Section 9.7.  Reserves.  The Board may set apart out of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.

Section 9.8.  Contracts and Negotiable Instruments.  Except as otherwise provided by applicable law, the Articles of Incorporation or these Bylaws, any contract, bond, deed, lease, mortgage or other instrument may be executed and delivered in the name and on behalf of the Corporation by such officer or officers or other employee or employees of the Corporation as the Board may from time to time authorize. Such authority may be general or confined to specific instances as the Board may determine. The Chairman of the Board, the Chief Executive Officer, the President or any Vice President may execute and deliver any contract, bond, deed, lease, mortgage or other instrument in the name and on behalf of the Corporation. Subject to any restrictions imposed by the Board, the Chairman of the Board Chief Executive Officer, President or any Vice President may delegate powers to execute and deliver any contract, bond, deed, lease, mortgage or other instrument in the name and on behalf of the Corporation to other officers or employees of the Corporation under such person’s supervision and authority, it being understood, however, that any such delegation of power shall not relieve such officer of responsibility with respect to the exercise of such delegated power.

Section 9.9.  Fiscal Year.  The fiscal year of the Corporation shall be fixed by the Board.

Section 9.10.  Seal.  The Board may adopt a corporate seal, which shall be in such form as the Board determines. The seal may be used by causing it or a facsimile thereof to be impressed, affixed or otherwise reproduced.

Section 9.11.  Books and Records.  The books and records of the Corporation may be kept within or outside the State of Nevada at such place or places as may from time to time be designated by the Board.

Section 9.12.  Resignation.  Any director, committee member or officer may resign by giving notice thereof in writing or by electronic transmission to the Chairman of the Board, the Chief Executive Officer, the President or the Secretary. The resignation shall take effect at the time specified therein, or at the time of receipt of such notice if no time is specified or the specified time is earlier than the time of such receipt. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 9.13.  Surety Bonds.  Such officers, employees and agents of the Corporation (if any) as the Chairman of the Board, Chief Executive Officer, President or the Board may direct, from time to time, shall be bonded for the faithful performance of their duties and for the restoration to the Corporation, in case of their death, resignation, retirement, disqualification or removal from office, of all books, papers, vouchers, money and other property of whatever kind in their possession or under their control belonging to the Corporation, in such amounts and by such surety companies as the Chairman of the Board, Chief Executive Officer, President or the Board may determine. The premiums on such bonds shall be paid by the Corporation and the bonds so furnished shall be in the custody of the Secretary.

Section 9.14.  Securities of Other Corporations.  Powers of attorney, proxies, waivers of notice of meeting, consents in writing and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the Chairman of the Board, Chief Executive Officer, President or any Vice President. Any such officer, may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities, or to consent in writing, in the name of the Corporation as such holder, to any action by such corporation, and at any such meeting or with respect to any such consent shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed. The Board may from time to time confer like powers upon any other person or persons.

Section 9.15.  Amendments.  The Board shall have the power to adopt, amend, alter or repeal the Bylaws. The affirmative vote of a majority of the Whole Board shall be required to adopt, amend, alter or repeal the Bylaws. The Bylaws also may be adopted, amended, altered or repealed by the stockholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by applicable law or the Articles of Incorporation, the affirmative vote of the holders of at least 66 2/3% of the voting power of all outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend, alter or repeal the Bylaws.

Section 9.16.  Changes in Nevada Law.  References in these Bylaws to Nevada law or the NRS or to any provision thereof shall be to such law as existed on the date these Bylaws were adopted or as such law thereafter may be changed, except as otherwise provided in Article VIII.

Exhibit C

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
OF FOOTHILLS RESOURCES, INC.

I.	PURPOSE

The Audit Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) of Foothills Resources, Inc. (the “Company”) to oversee the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements. In that regard, the Audit Committee assists the Board in monitoring (i) the Company’s accounting, auditing, and financial reporting processes generally, including the qualifications, independence and performance of the independent auditor, (ii) the integrity of the Company’s financial statements, (iii) the Company’s systems of internal control regarding finance and accounting and (iv) the Company’s compliance with legal and regulatory requirements. In performing its duties, the Committee shall seek to maintain an open avenue of communication among the Board, the independent auditor, the internal auditors (if any) and the management of the Company.

While the Committee has the responsibilities and authority set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditor. Nothing contained in this Charter is intended to expand applicable standards of liability under statutory or regulatory requirements for the directors of the Company or members of the Committee.

The independent auditor is ultimately accountable to the Committee, which has the sole authority to appoint, oversee and, where appropriate, replace the independent auditor. The Committee has direct responsibility for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) in connection with preparing or issuing an audit report or performing other audit, review or attest services for the Company. The independent auditor shall report directly to the Committee.

II.	COMPOSITION

The Committee shall be comprised of three or more members (including a Chairperson). The members of the Committee shall meet the independence requirements of the Nasdaq Stock Market, Inc. Marketplace Rules and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). No member of the Committee shall have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years. The members of the Committee and the Chairperson shall be appointed annually by the Board and serve at the pleasure of the Board. A Committee member (including the Chairperson) may be removed at any time, with or without cause, by the Board. The Board may designate one or more independent directors as alternate members of the Committee, who may replace any absent or disqualified member or members at any meetings of the Committee.

All members of the Committee shall have a working familiarity with basic finance and accounting practices and be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement, and at least one member of the Committee shall be an “audit committee financial expert” as defined by the SEC. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant. The Chairperson shall maintain regular communication with the chief executive officer, chief financial officer, the lead partner of the independent auditor and the senior officer responsible for the internal audit function.

Notwithstanding the foregoing, one director who does not meet the Nasdaq definition of independence, but who meets the criteria set forth in Section 10A(m)(3) of the Exchange Act and the rules thereunder, and who is not a current officer or employee of the Company or a family member of a current officer or employee, may serve for no more than two years on the Committee if the Board, under exceptional and limited circumstances, determines that such individual’s membership is required by the best interests of the Company and its stockholders. Such person must satisfy the independence requirements set forth in Section 10A(m)(3) of the Exchange Act, and may not chair the Committee. The use of this “exceptional and limited circumstances” exception, as well as the nature of the individual’s relationship to the Company and the basis for the board’s determination, shall be disclosed in the annual proxy statement.

In addition, if a member of the Committee ceases to be independent for reasons outside the member’s reasonable control, his or her membership on the Committee may continue until the earlier of the Company’s next annual meeting of stockholders or one year from the occurrence of the event that caused the failure to qualify as independent; provided that if the annual meeting of stockholders occurs within 180 days following the event that caused the failure to comply with the independence requirement, the member’s membership on the Committee may continue until the 180th day following such event.

III.	MEETINGS

The Committee shall meet as often as it determines necessary, but at least four times each year, to enable it to fulfill its responsibilities. The Committee shall meet at the call of its Chairperson. The Committee may meet by telephone conference call or by any other means permitted by law or the Company’s Bylaws. A majority of the members of the Committee shall constitute a quorum. The Committee shall act on the affirmative vote of a majority of members present at a meeting at which a quorum is present. Subject to the Company’s Bylaws, the Committee may act by unanimous written consent of all members in lieu of a meeting. The Committee shall determine its own rules and procedures, including designation of a chairperson pro tempore in the absence of the Chairperson, and designation of a secretary. The secretary need not be a member of the Committee and shall attend Committee meetings and prepare minutes. The Committee shall keep written minutes of its meetings, which shall be recorded or filed with the books and records of the Company. Any member of the Board shall be provided with copies of such Committee minutes if requested.

The Committee may ask members of management, employees, outside counsel, the independent auditors, internal auditors or others whose advice and counsel are relevant to the issues then being considered by the Committee, to attend any meetings and to provide such pertinent information as the Committee may request.

The Chairperson of the Committee shall be responsible for leadership of the Committee, including preparing the agenda, presiding over Committee meetings, making Committee assignments and reporting the Committee’s actions to the Board from time to time (but at least once each year) as requested by the Board.

As part of its responsibility to foster free and open communication, the Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions.

IV.	RESPONSIBILITIES

In carrying out its responsibilities, the Committee’s policies and procedures should remain flexible to enable the Committee to react to changes in circumstances and conditions so that it can fulfill its oversight responsibilities. In addition to such other duties as the Board may from time to time assign, the Committee shall:

Financial Statements

•	Review and discuss with management and the independent auditor the Company’s annual audited financial statements prior to the filing of the Company’s Form 10-K, including disclosures made in Management’s Discussion and Analysis of Financial Condition and Results of Operations, and recommend to the Board whether the audited financial statements should be included in the Form 10-K.

•	Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of the Company’s Form 10-Q, including disclosures made in Management’s Discussion and Analysis of Financial Conditions and the results of the independent auditor’s review of the quarterly financial statements.

•	Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, and the judgments of each of management and the independent auditor as to the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

•	Review and discuss with management and the independent auditor management’s report on internal control over financial reporting and the independent auditor’s attestation of the report prior to the filing of the Company’s Form 10-K.

•	Review and discuss the reports required to be delivered by the independent auditor pursuant to Section 10A(k) of the Exchange Act regarding:

•	all critical accounting policies and practices to be used,

•	all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, and

•	other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

•	Discuss with management the Company’s earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made) and the Committee need not discuss in advance each earnings release or each instance in which the Company may provide earnings guidance.

•	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements.

•	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

•	Review and discuss with management and the independent auditor any major issues as to the adequacy of the Company’s internal controls, any special audit steps adopted in light of material control deficiencies and the adequacy of disclosures about changes in internal control over financial reporting.

•	Review disclosures made to the Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal control over financial reporting.

Oversight of the Company’s Relationship with the Independent Auditor

•	Select the Company’s independent auditor, considering qualifications, independence and performance, and approve the scope of the proposed audit for each fiscal year and the fees and other compensation to be paid to the independent auditor therefor.

•	Obtain and review at least annually a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Company. It is the responsibility of the Committee to actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and the independence of the auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the outside auditor.

•	Obtain and review a report from the independent auditor at least annually regarding:

•	the independent auditor’s internal quality control-procedures,

•	any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the independent auditor, and

•	any steps taken to deal with any such issues.

•	Ensure the rotation of the lead audit partner having primary responsibility for the Company’s audit and the audit partner responsible for reviewing the audit as required by law.

•	Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor.

•	Discuss with the independent auditor material issues on which the national office of the independent auditor was consulted by the Company’s audit team.

•	Preapprove all auditing services, internal control-related services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by the independent auditor, subject to such exceptions for non-audit services as permitted by applicable laws and regulations. The Committee may when it deems appropriate form and delegate this authority to a subcommittee consisting of one or more Committee members, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Committee at its next meeting.

Oversight of the Company’s Internal Audit Function

•	Review and discuss with management and the senior officer responsible for the internal audit function, the annual audit plan, budget, activities, organizational structure and qualifications of the persons performing the internal audit function and review the appointment and replacement of the senior officer responsible for the internal audit function.

•	Review and discuss with management and the senior officer responsible for the internal audit function significant reports to management prepared by the internal audit function and management’s responses thereto.

•	Review with the senior officer responsible for the internal audit function any difficulties encountered by the internal audit function in the course of its audits, including any restrictions on the scope of its work or access to required information.

•	Discuss with the independent auditor the responsibilities, budget and staffing of the internal audit function.

Oversight of Compliance Matters

•	Review policies and procedures that the Company has implemented regarding compliance with applicable federal, state and local laws and regulations and with the Company’s Code of Business Conduct and Ethics, monitor the effectiveness of those policies and procedures for compliance with the U.S. Federal Sentencing Guidelines, as amended, and institute any changes or revisions to such policies and procedures as may be deemed warranted or necessary.

•	In accordance with the Board’s Policy Statement Regarding Related Party Transactions, review and approve Related Party Transactions (as defined in such Policy Statement), which includes any related party transactions that the Company would be required to disclose pursuant to Item 404 of SEC Regulation S-K.

•	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

•	Discuss with management and the independent auditor any published reports or correspondence with regulators or governmental agencies that raise material issues regarding the Company’s financial statements or accounting policies.

•	Discuss with the Company’s General Counsel and/or outside counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

•	Obtain from the independent auditor assurance that Section 10A(b) of the Securities Exchange Act of 1934 has not been implicated.

Other

•	Regularly report Committee activities to the Board and make such recommendations to the Board as the Committee deems appropriate.

•	Annually review and reassess the adequacy of this Charter (recommending any appropriate changes to the Board).

•	Provide or approve a report for inclusion in the Company’s proxy statement for its annual meeting of stockholders, in accordance with applicable SEC rules and regulations.

MISCELLANEOUS

In discharging its responsibilities, the Committee shall have the authority to engage and determine funding for independent legal, accounting or other advisors (without seeking Board approval) as the Committee determines necessary or appropriate to carry out its duties. The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities as described herein. The Company shall provide appropriate funding, as determined by the Committee, for the payment of (i) compensation to the independent auditor, and legal, accounting or other advisors engaged by the Committee and (ii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Adopted by the Audit Committee and approved by the Board of Directors on July 11, 2007.

Exhibit D

CHARTER OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS
OF FOOTHILLS RESOURCES, INC.

I.	PURPOSES

The Compensation Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) of Foothills Resources, Inc. (the “Company”) for the purposes of (a) discharging the Board’s responsibilities relating to the compensation of the Company’s chief executive officer (the “CEO”) and president, (b) making recommendations to the Board with respect to the compensation of the Company’s other executive officers, (c) administering the Company’s equity-based compensation plans and (d) reviewing the disclosures in Compensation Discussion and Analysis and producing an annual compensation committee report for inclusion in the Company’s proxy statement.

II.	RESPONSIBILITIES

In addition to such other duties as the Board may from time to time assign, the Committee shall:

•	in consultation with senior management, establish the Company’s general compensation philosophy and objectives;

•	review and approve the Company’s goals and objectives relevant to the compensation of the CEO, annually evaluate the CEO’s performance in light of those goals and objectives and based on this evaluation determine the CEO’s compensation level, including salary, bonus, incentive and equity compensation. In determining the long-term incentive component of the CEO’s compensation, the Committee shall consider, among other factors, the Company’s performance and relative stockholder return, the value of similar incentive awards to CEO’s at comparable companies, and the awards given to the Company’s CEO in past years.

•	review and approve the Company’s goals and objectives relevant to the compensation of the president, annually evaluate the president’s performance in light of those goals and objectives and based on this evaluation determine the president’s compensation level, including salary, bonus, incentive and equity compensation. In determining the long-term incentive component of the president’s compensation, the Committee shall consider, among other factors, the Company’s performance and relative stockholder return, the value of similar incentive awards to president’s at comparable companies, and the awards given to the Company’s president in past years.

•	review and approve all compensation for executive officers other than the CEO and president;

•	review and approve all employment agreements, severance arrangements, change in control provisions and agreements and any special supplemental benefits applicable to the Company’s executive officers;

•	review and make recommendations to the Board with respect to incentive compensation and equity-based plans;

•	review and discuss with management the disclosures made in Compensation Discussion and Analysis prior to the filing of the Company’s annual report on Form 10-K and proxy statement for the annual meeting of stockholders, and recommend to the Board whether the Compensation Discussion and Analysis should be included in the Form 10-K and proxy statement;

•	prepare an annual compensation committee report for inclusion in the Company’s proxy statement for the annual meeting of stockholders in accordance with the applicable rules of the Securities and Exchange Commission;

•	conduct an annual performance evaluation of the Committee;

•	review and reassess the adequacy of this charter on an annual basis and recommend any proposed changes to the Board for approval; and

•	administer the Company’s equity-based compensation plans, including the grant of stock options and other equity awards under such plans.

D-1

III.  COMPOSITION

The Committee shall be comprised of three or more members (including a Chairperson), all of whom shall be “independent directors,” as such term is defined in the rules and regulations of the Nasdaq Stock Market, Inc. and Rule 10A-3(b)(1) under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). In addition, each Committee member shall be a “Non-Employee Director” as defined by Rule 16b-3 under the Exchange Act (with each member’s status in reference to Item 404(a) of Regulation S-K being determined pursuant to Note (4) to Rule 16b-3) and an “outside director” as defined by Section 162(m) of the Internal Revenue Code. The members of the Committee and the Chairperson shall be selected not less frequently than annually by the Board and serve at the pleasure of the Board. A Committee member (including the Chairperson) may be removed at any time, with or without cause, by the Board.

IV.	MEETINGS AND OPERATIONS

The Committee shall meet as often as necessary, but at least once each year, to enable it to fulfill its responsibilities. The Committee shall meet at the call of its Chairperson. The Committee may meet by telephone conference call or by any other means permitted by law or the Company’s Bylaws. A majority of the members of the Committee shall constitute a quorum. The Committee shall act on the affirmative vote of a majority of members present at a meeting at which a quorum is present. Subject to the Company’s Bylaws, the Committee may act by unanimous written consent of all members in lieu of a meeting. The Committee shall determine its own rules and procedures, including designation of a chairperson pro tempore in the absence of the Chairperson, and designation of a secretary. The secretary need not be a member of the Committee and shall attend Committee meetings and prepare minutes. The Secretary of the Company shall be the Secretary of the Compensation Committee unless the Committee designates otherwise. The Committee shall keep written minutes of its meetings, which shall be recorded or filed with the books and records of the Company. Any member of the Board shall be provided with copies of such Committee minutes if requested.

The Committee may ask members of management, employees, outside counsel, or others whose advice and counsel are relevant to the issues then being considered by the Committee to attend any meetings and to provide such pertinent information as the Committee may request. The Committee shall have authority to delegate any of its responsibilities to one or more subcommittees as the Committee may from time to time deem appropriate.

The Chairperson of the Committee shall be responsible for leadership of the Committee, including preparing the agenda, presiding over Committee meetings, making Committee assignments and reporting the Committee’s actions to the Board from time to time (but at least once each year) as requested by the Board.

V.	AUTHORITY

The Committee has the authority, to the extent it deems appropriate, to retain one or more compensation consultants to assist in the evaluation of director, CEO, president or executive compensation. The Committee shall have the sole authority to retain and terminate any such consulting firm, and to approve the firm’s fees and other retention terms. The Committee shall also have the authority, to the extent it deems necessary or appropriate, to retain other advisors. The Company will provide for appropriate funding, as determined by the Committee, for payment of compensation to any consulting firm or other advisors employed by the Committee.

Adopted by the Compensation Committee and approved by the Board of Directors on July 11, 2007.

D-2

FOOTHILLS RESOURCES, INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a stockholder of Foothills Resources, Inc., a Nevada corporation, hereby nominates, constitutes and appoints Dennis B. Tower, John L. Moran and W. Kirk Bosché, or any one of them, as proxy of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of Stockholders of the Company, to be held on Wednesday, July 23, 2008, and any postponements or adjournments thereof, and in connection therewith, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote with the same effect as if the undersigned were present, as follows:

A VOTE “FOR” ALL PROPOSALS IS RECOMMENDED BY THE BOARD OF DIRECTORS:

Proposal 1. To approve the amended and restated articles of the Company:

You may vote on proposals 1(a)-(d) together by marking a box below. If you mark your vote here for proposals 1(a)-(d) together, any votes you make for the individual proposals will not be counted.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Proposal 1(a).  To approve the amendment to the Articles of Incorporation to conform the provisions regarding the issuance of preferred stock to Title 7 of the Nevada Revised Statutes:

☐ FOR	☐ AGAINST	☐ ABSTAIN

Proposal 1(b).  To approve the amendment to the Articles of Incorporation to remove the limitation on the maximum number of members of the board of directors:

☐ FOR	☐ AGAINST	☐ ABSTAIN\

Proposal 1(c).  To approve the amendment to the Articles of Incorporation to conform the provisions regarding directors’ and officers’ liability to Title 7 of the Nevada Revised Statutes:

☐ FOR	☐ AGAINST	☐ ABSTAIN

Proposal 1(d).  To approve the amendment to the Articles of Incorporation to conform the provisions regarding indemnification to Title 7 of the Nevada Revised Statutes:

☐ FOR	☐ AGAINST	☐ ABSTAIN

Proposal 2. To approve the amended and restated bylaws of the Company:

You may vote on proposals 2(a)-(i) together by marking a box below. If you mark your vote here for proposals 2(a)-(i) together, any votes you make for the individual proposals will not be counted.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Proposal 2(a).  To approve the amendment to the Bylaws to clarify the procedures governing the transaction of business at a meeting of stockholders:

☐ FOR	☐ AGAINST	☐ ABSTAIN

Proposal 2(b).  To approve the amendment to the Bylaws to clarify the procedures governing the nomination of directors:

☐ FOR	☐ AGAINST	☐ ABSTAIN

Proposal 2(c).  To approve the amendment to the Bylaws to set the size of the board of directors at seven members:

☐ FOR	☐ AGAINST	☐ ABSTAIN

Proposal 2(d).  To approve the amendment to the Bylaws to allow the board of directors to fix the number of directors:

☐ FOR	☐ AGAINST	☐ ABSTAIN

Proposal 2(e).  To approve the amendment to the Bylaws to conform the provisions regarding the removal of directors to Title 7 of the Nevada Revised Statutes:

☐ FOR	☐ AGAINST	☐ ABSTAIN

Proposal 2(f).  To approve the amendment to the Bylaws to provide clear guidance and procedures for the issuance of capital stock:

☐ FOR	☐ AGAINST	☐ ABSTAIN

Proposal 2(g).  To approve the amendment to the Bylaws to conform the provisions regarding indemnification to Title 7 of the Nevada Revised Statutes:

☐ FOR	☐ AGAINST	☐ ABSTAIN

Proposal 2(h).  To approve the amendment to the Bylaws to provide that the bylaws may be amended either by the vote of the board of directors or the affirmative vote of at least 66 2/3% of the outstanding capital stock of the Company:

☐ FOR	☐ AGAINST	☐ ABSTAIN

Proposal 2(i).  To approve the amendment to the Bylaws to remove restrictions on Company subsidiaries that hold Company stock:

☐ FOR	☐ AGAINST	☐ ABSTAIN

Proposal 3. To elect the seven nominees as directors:

☐ Dennis B. Tower	☐ Frank P. Knuettel
☐ John L. Moran	☐ David A. Melman
☐ John A. Brock	☐ Christopher P. Moyes
☐ Ralph J. Goehring
☐ FOR THE NOMINEES LISTED ABOVE
☐ WITHHELD FOR THE NOMINEES LISTED ABOVE
☐ FOR ALL NOMINEES LISTED ABOVE EXCEPT (see instructions below)

INSTRUCTIONS:  To withhold authority to vote for any individual nominee(s), mark “FOR ALL NOMINEES LISTED ABOVE EXCEPT” and mark the box next to each nominee you wish to withhold, as shown here: ☑

The undersigned hereby confer(s) upon the proxies and each of them discretionary authority with respect to the election of directors in the event that any of the above nominees is unable or unwilling to serve.

Proposal 4. To ratify the appointment of Brown Armstrong Paulden McCown Starbuck Thornburgh & Keeter Accountancy Corporation as the Company’s independent registered public accounting firm:

☐ FOR	☐ AGAINST	☐ ABSTAIN

This proxy is solicited by the Board of Directors of Foothills Resources, Inc. The undersigned hereby revokes any other proxy to vote at the Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ABOVE OR, TO THE EXTENT NO CONTRARY DIRECTION IS INDICATED, WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR THE PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT THE

ANNUAL MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE PROXIES.

The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting dated June 18, 2008 and the accompanying Proxy Statement relating to the Annual Meeting.

Dated:

Signature:

Signature:
Signature(s) of Stockholder(s)
(See Instructions Below)

The Signature(s) hereon should correspond exactly with the name(s) of the Stockholder(s) appearing on the Share Certificate. If stock is held jointly, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporation name, and give title of signing officer.

☐ Please indicate by checking this box if you anticipate attending the Annual Meeting.

VOTE BY MAIL

Please mark, sign, date and return the proxy card promptly using the enclosed envelope.

VOTE BY PHONE

Call toll-free 1-866-894-0537 within the United States, Canada and Puerto Rico. You can vote by phone 24 hours a day, 7 days a week. There is no charge to you for the call. Use any touch-tone telephone to transmit your voting instructions until 7:00 p.m. Eastern Daylight Time on Tuesday, July 22, 2008. Have your proxy card in hand when you call and then follow the instructions provided by the recorded message.

VOTE BY INTERNET

Log on to the Internet and go to http://www.continentalstock.com. You can vote by Internet 24 hours a day, 7 days a week. Use the Internet to transmit your voting instructions until 7:00 p.m. Eastern Daylight Time on Tuesday, July 22, 2008. Have your proxy card in hand when you access the website and then follow the instructions to obtain your records and to create an electronic voting instruction form.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON WEDNESDAY, JULY 23, 2008

The Proxy Statement and the Company’s 2007 Annual Report are available at
http://www.cstproxy.com/foothills-resources/2008.